JULY 31, 2013

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Global Trust

Sign up for electronic delivery
at **franklintempleton.com/edelivery**

BLEND

FRANKLIN LARGE CAP EQUITY FUND

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Franklin Large Cap Equity Fund

Your Fund's Goal and Main Investments: Franklin Large Cap Equity Fund seeks long-term growth of principal and income through investing at least 80% of its net assets in equity securities of large capitalization companies with market capitalizations within the top 50% of companies in the Russell 1000® Index, or of more than $5 billion, at the time of purchase.[1] The Fund attempts to keep taxable capital gains distributions relatively low.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ***franklintempleton.com*** *or call* ***(800) 342-5236*** *for most recent month-end performance.*

This annual report for Franklin Large Cap Equity Fund covers the fiscal year ended July 31, 2013.

Performance Overview

Franklin Large Cap Equity Fund – Class A delivered a +22.14% cumulative total return for the 12 months under review. In comparison, the Fund's benchmark, the Standard & Poor's® 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, generated a +25.00% total return.[2] You can find other Fund performance data in the Performance Summary beginning on page 7.

Economic and Market Overview

Modest U.S. economic growth, as measured by gross domestic product, characterized the 12-month period ended July 31, 2013. Despite a large decline in federal government spending during the fourth quarter of 2012, the pace of economic growth steadily improved in 2013, supported by investment and consumer spending. Accelerating new and existing home sales accompanied record-low mortgage rates, affordable housing prices, low inventories and a

1. The Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represent the majority of the U.S. market's total capitalization. Russell 1000® and Russell 3000® are registered trademarks of the Frank Russell Company.

2. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. STANDARD & POOR'S®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 18.

Annual Report | 3

Top 10 Sectors/Industries
7/31/13

	% of Total Net Assets
Capital Markets	6.9%
Semiconductors & Semiconductor Equipment	5.1%
Oil, Gas & Consumable Fuels	4.9%
Specialty Retail	4.9%
Pharmaceuticals	4.4%
Biotechnology	4.3%
Beverages	4.2%
Computers & Peripherals	4.2%
Insurance	4.1%
Health Care Providers & Services	3.8%

Geographic Breakdown
7/31/13

	% of Total Net Assets
U.S.	85.2%
Israel	2.3%
U.K.	2.0%
South Korea	2.0%
Switzerland	2.0%
Netherlands	1.9%
Short-Term Investments & Other Net Assets	4.6%

six-year low in U.S. foreclosures. Manufacturing, a mainstay of economic productivity, expanded for most of the period, and the unemployment rate fell to 7.4% in July 2013 from 8.2% a year earlier.[3]

Budgetary agreement between Congress and the President on January 1, 2013, preserved lower income tax rates for most U.S. households, but concerns remained about how the expired payroll tax cut, far-reaching federal spending cuts and future federal debt ceiling negotiations could affect the U.S. economic recovery. Washington's lack of consensus on proposed expenditure reductions resulted in further across-the-board federal spending cuts starting in March. In May, Federal Reserve Board (Fed) Chairman Ben Bernanke said the Fed could gradually wind down its monthly purchases of mortgage-backed securities and Treasuries, assuming continued U.S. economic improvement. He clarified in June that such action could begin in the near future.

U.S. stocks generated healthy returns as the S&P 500 and Dow Jones Industrial Average reached all-time highs during the period even though Chairman Bernanke's statements sparked sell-offs. Rising corporate profits and generally favorable economic data bolstered investor confidence, but the markets remained cautious about the extent to which positive business and market results were dependent on continuation of the Fed's accommodative monetary policy.

The global economy grew at a slow pace, with regional differences. Emerging markets led the recovery, although they showed signs of slowing. Growth in the U.S. continued to be slow by the standards of previous recoveries, while the eurozone economy expanded in the second quarter of 2013 after six quarters of contraction. As fears eased surrounding the issues of sovereign debt in Europe, the possibility of another recession in the U.S. and a potential "hard landing" in China, stock market performance strengthened. Improving sentiment, relatively strong fundamentals and continued provision of global liquidity supported risk assets as equity markets performed well and bond prices generally declined. Policymakers in the largest developed economies increased their already unprecedented efforts to supply liquidity. Actions elsewhere in the world were mixed, with some policymakers less willing to reverse previous tightening efforts in response to the external environment.

Investment Strategy

We are research-driven, fundamental investors, pursuing a blend of growth and value strategies. We use a top-down analysis of macroeconomic trends, market sectors (with some attention to the sector weightings in the Fund's

3. Source: Bureau of Labor Statistics.

4 | Annual Report

comparative index) and industries combined with a bottom-up analysis of individual securities. In selecting investments for the Fund, we look for companies we believe are positioned for growth in revenues, earnings or assets, and are selling at reasonable prices. We also consider the level of dividends a company has paid. We employ a thematic approach to identify sectors that may benefit from longer term dynamic growth. Within these sectors, we consider the basic financial and operating strength and quality of a company and company management. The Fund, from time to time, may have significant positions in particular sectors such as technology or industrials. We also seek to identify companies that we believe are temporarily out of favor with investors, but have a good intermediate- or long-term outlook.

Manager's Discussion

During the Fund's fiscal year, our stock selection and overweighting in the health care sector contributed to performance relative to the benchmark S&P 500.[4] Top performers included biopharmaceutical companies Celgene and Gilead Sciences. The Fund's stock selection in materials also aided results.[5] Our sole sector position, in industrial gas and chemicals supplier Air Products and Chemicals, advanced after a hedge fund purchased a large stake in the company at period-end. The Fund's lack of exposure to the underperforming utilities and telecommunication services sectors also boosted performance. Other key contributors to results included home improvement retailer Lowe's and financial services firms Morgan Stanley and BlackRock.

Stock selection in the energy sector detracted from the Fund's relative performance.[6] Within energy, oil and gas drilling equipment manufacturer National Oilwell Varco and independent natural gas and oil producer Devon Energy[7] lost value and our overweighted positions hurt results. An overweighting in information technology weighed on performance, and leading detractors included data storage firm EMC, speech-recognition software maker Nuance Communications[7, 8] and semiconductor manufacturer Intel.[9] Other major detractors included Israeli drug company Teva Pharmaceutical Industries,[8] restaurant chain operator Darden Restaurants,[7] and a new position in financial services provider Bank of America.

4. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

5. The materials sector comprises chemicals in the SOI.

6. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

7. Sold by period-end.

8. This holding is not an index component.

9. The information technology sector comprises communications equipment, computers and peripherals, Internet software and services, IT services, semiconductors and semiconductor equipment, and software in the SOI.

Top 10 Equity Holdings
7/31/13

Company *Sector/Industry*	% of Total Net Assets
Apple Inc. *Computers & Peripherals*	2.9%
BlackRock Inc. *Capital Markets*	2.5%
The TJX Cos. Inc. *Specialty Retail*	2.5%
Anadarko Petroleum Corp. *Oil, Gas & Consumable Fuels*	2.5%
Chevron Corp. *Oil, Gas & Consumable Fuels*	2.4%
Rockwell Automation Inc. *Electrical Equipment*	2.4%
NIKE Inc., B *Textiles, Apparel & Luxury Goods*	2.4%
Lowe's Cos. Inc. *Specialty Retail*	2.4%
Cummins Inc. *Machinery*	2.4%
Morgan Stanley *Capital Markets*	2.4%

Annual Report | 5

6 | Annual Report

Annual Report | 7

Performance Summary *(continued)*

Performance[1]

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. ***Class A:*** *5.75% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in first year only;* ***Class R/Advisor Class:*** *no sales charges.*

Class A		1-Year	3-Year	Inception (9/30/08)
Cumulative Total Return[2]		+22.14%	+49.30%	+44.75%
Average Annual Total Return[3]		+15.12%	+12.06%	+6.64%
Value of $10,000 Investment[4]		$11,512	$14,072	$13,643
Avg. Ann. Total Return (6/30/13)[5]		+8.65%	+11.85%	+5.40%
Total Annual Operating Expenses[6]				
Without Waiver	1.43%			
With Waiver	1.26%			
Class C		**1-Year**	**3-Year**	**Inception (9/30/08)**
Cumulative Total Return[2]		+21.43%	+47.08%	+40.90%
Average Annual Total Return[3]		+20.43%	+13.72%	+7.35%
Value of $10,000 Investment[4]		$12,043	$14,708	$14,090
Avg. Ann. Total Return (6/30/13)[5]		+13.48%	+13.54%	+6.13%
Total Annual Operating Expenses[6]				
Without Waiver	2.09%			
With Waiver	1.92%			
Class R		**1-Year**	**3-Year**	**Inception (9/30/08)**
Cumulative Total Return[2]		+21.91%	+48.93%	+43.99%
Average Annual Total Return[3]		+21.91%	+14.20%	+7.84%
Value of $10,000 Investment[4]		$12,191	$14,893	$14,399
Avg. Ann. Total Return (6/30/13)[5]		+15.07%	+13.99%	+6.60%
Total Annual Operating Expenses[6]				
Without Waiver	1.63%			
With Waiver	1.46%			
Advisor Class		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[2]		+22.71%	+28.88%	+89.22%
Average Annual Total Return[3]		+22.71%	+5.20%	+6.59%
Value of $10,000 Investment[4]		$12,271	$12,888	$18,922
Avg. Ann. Total Return (6/30/13)[5]		+15.70%	+3.41%	+6.20%
Total Annual Operating Expenses[6]				
Without Waiver	1.13%			
With Waiver	0.96%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236.***

The investment manager and administrator have contractually agreed to waive or to assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.95% (other than certain nonroutine expenses) until 11/30/13. The investment manager also has contractually agreed in advance to reduce its fees as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the terms set forth above.

8 | Annual Report

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $10,000 Investment[1]

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/30/08–7/31/13)

$20,000
$15,000
$10,000
$5,000
9/08
7/09
7/11
7/13
$16,094
$13,643
Franklin Large Cap Equity Fund
S&P 500[7]

Average Annual Total Return

Class A	7/31/13
1-Year	+15.12%
3-Year	+12.06%
Since Inception (9/30/08)	+6.64%

Class C (9/30/08–7/31/13)

$20,000
$15,000
$10,000
$5,000
9/08
7/09
7/11
7/13
$16,094
$14,090
Franklin Large Cap Equity Fund
S&P 500[7]

Average Annual Total Return

Class C	7/31/13
1-Year	+20.43%
3-Year	+13.72%
Since Inception (9/30/08)	+7.35%

Annual Report | 9

10 | Annual Report

Annual Report | 11

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

12 | Annual Report

Annual Report | 13

14 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

Franklin Global Trust

Financial Highlights *(continued)*

Franklin Large Cap Equity Fund

Class R	2013	2012	2011	2010	2009[a]
	Year Ended July 31,				
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$6.10	$6.20	$5.00	$4.67	$5.41
Income from investment operations[b]:					
Net investment income (loss)[c]	—[d]	—[d]	(—)[d]	—[d]	0.03
Net realized and unrealized gains (losses)	1.35	(0.09)	1.20	0.34	(0.60)
Total from investment operations	1.35	(0.09)	1.20	0.34	(0.57)
Less distributions from:					
Net investment income	(0.01)	(0.01)	—	(0.01)	(0.02)
Net realized gains	—	—	—	—	(0.15)
Total distributions	(0.01)	(0.01)	—	(0.01)	(0.17)
Net asset value, end of year	$7.44	$6.10	$6.20	$5.00	$4.67
Total return[e]	21.91%	(1.48)%	24.00%	7.32%	(9.91)%
Ratios to average net assets[f]					
Expenses before waiver and payments by affiliates	1.59%	1.61%	1.61%	1.65%	1.71%
Expenses net of waiver and payments by affiliates	1.45%	1.45%	1.45%	1.45%	1.47%[g]
Net investment income (loss)	0.01%	0.06%	(0.05)%	0.08%	0.54%
Supplemental data					
Net assets, end of year (000's)	$24	$15	$12	$8	$4
Portfolio turnover rate	33.77%	21.88%	24.73%	35.55%	70.93%

[a]For the period September 30, 2008 (effective date) to July 31, 2009.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Amount rounds to less than $0.01 per share.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[f]Ratios are annualized for periods less than one year.
[g]Benefit of expense reduction rounds to less than 0.01%.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Franklin Global Trust

Statement of Investments, July 31, 2013

Franklin Large Cap Equity Fund	Country	Shares	Value
Common Stocks 95.4%			
Aerospace & Defense 2.1%			
United Technologies Corp.	United States	22,900	$ 2,417,553
Air Freight & Logistics 1.5%			
United Parcel Service Inc., B	United States	20,700	1,796,760
Auto Components 2.3%			
[a]BorgWarner Inc.	United States	28,000	2,672,040
Beverages 4.2%			
Diageo PLC, ADR	United Kingdom	18,700	2,343,671
[a]Monster Beverage Corp.	United States	20,500	1,250,295
PepsiCo Inc.	United States	15,700	1,311,578
			4,905,544
Biotechnology 4.3%			
[a]Celgene Corp.	United States	18,700	2,746,282
[a]Gilead Sciences Inc.	United States	37,000	2,273,650
			5,019,932
Capital Markets 6.9%			
BlackRock Inc.	United States	10,500	2,960,580
Morgan Stanley	United States	101,000	2,748,210
T. Rowe Price Group Inc.	United States	30,800	2,317,392
			8,026,182
Chemicals 2.0%			
Air Products and Chemicals Inc.	United States	21,200	2,303,168
Commercial Banks 1.7%			
Wells Fargo & Co.	United States	44,600	1,940,100
Communications Equipment 1.9%			
QUALCOMM Inc.	United States	34,100	2,201,155
Computers & Peripherals 4.2%			
Apple Inc.	United States	7,500	3,393,750
EMC Corp.	United States	56,200	1,469,630
			4,863,380
Construction & Engineering 1.9%			
Chicago Bridge & Iron Co. NV, N.Y. shs.	Netherlands	36,500	2,174,670
Consumer Finance 2.1%			
American Express Co.	United States	33,200	2,449,164
Diversified Financial Services 2.1%			
Bank of America Corp.	United States	169,400	2,473,240
Electrical Equipment 2.4%			
Rockwell Automation Inc.	United States	29,300	2,837,705
Energy Equipment & Services 2.9%			
National Oilwell Varco Inc.	United States	23,900	1,677,063
Schlumberger Ltd.	United States	20,800	1,691,664
			3,368,727

18 | Annual Report

Franklin Global Trust

Statement of Investments, July 31, 2013 *(continued)*

Franklin Large Cap Equity Fund	Country	Shares	Value
Common Stocks (continued)			
Food & Staples Retailing 1.2%			
Costco Wholesale Corp.	United States	12,000	$ 1,407,480
Food Products 3.5%			
Mondelez International Inc., A	United States	57,100	1,785,517
Nestle SA	Switzerland	34,000	2,302,657
			4,088,174
Health Care Equipment & Supplies 1.9%			
[a]CareFusion Corp.	United States	58,000	2,237,060
Health Care Providers & Services 3.8%			
[a]Express Scripts Holding Co.	United States	41,100	2,694,105
[a]Laboratory Corp. of America Holdings	United States	18,600	1,799,364
			4,493,469
Industrial Conglomerates 3.1%			
Danaher Corp.	United States	16,700	1,124,578
General Electric Co.	United States	104,700	2,551,539
			3,676,117
Insurance 4.1%			
ACE Ltd.	United States	28,300	2,586,054
[a]Markel Corp.	United States	4,100	2,173,000
			4,759,054
Internet & Catalog Retail 2.0%			
[a]Amazon.com Inc.	United States	7,700	2,319,394
Internet Software & Services 2.0%			
[a]Google Inc., A	United States	2,700	2,396,520
IT Services 2.4%			
MasterCard Inc., A	United States	4,500	2,747,745
Machinery 2.4%			
Cummins Inc.	United States	22,900	2,775,251
Media 2.0%			
Comcast Corp., A	United States	52,600	2,371,208
Oil, Gas & Consumable Fuels 4.9%			
Anadarko Petroleum Corp.	United States	32,800	2,903,456
Chevron Corp.	United States	22,800	2,870,292
			5,773,748
Pharmaceuticals 4.4%			
AbbVie Inc.	United States	52,700	2,396,796
Teva Pharmaceutical Industries Ltd., ADR	Israel	67,800	2,691,660
			5,088,456
Semiconductors & Semiconductor Equipment 5.1%			
Intel Corp.	United States	100,900	2,350,970
[b]Samsung Electronics Co. Ltd., GDR, Reg S	South Korea	4,100	2,341,100
[a]Skyworks Solutions Inc.	United States	50,700	1,217,814
			5,909,884

Annual Report | 19

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Global Trust

Notes to Financial Statements

Franklin Large Cap Equity Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of five separate funds. The Franklin Large Cap Equity Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities,

Annual Report | 25

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Large Cap Equity Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange

26 | Annual Report

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Large Cap Equity Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of July 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

Annual Report | 27

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Large Cap Equity Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

28 | Annual Report

Franklin Global Trust

Notes to Financial Statements *(continued)*

Franklin Large Cap Equity Fund

2. Shares of Beneficial Interest

At July 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended July 31, 2013		2012	
	Shares	Amount	Shares	Amount
Class A Shares:				
Shares sold	474,685	$ 3,172,877	1,243,902	$ 7,503,582
Shares issued in reinvestment of distributions	2,934	19,813	2,865	17,652
Shares redeemed	(401,154)	(2,665,681)	(1,122,572)	(6,740,700)
Net increase (decrease)	76,465	$ 527,009	124,195	$ 780,534
Class C Shares:				
Shares sold	184,708	$ 1,234,648	119,701	$ 726,253
Shares redeemed	(67,345)	(438,906)	(133,216)	(757,054)
Net increase (decrease)	117,363	$ 795,742	(13,515)	$ (30,801)
Class R Shares:				
Shares sold	762	$ 5,160	537	$ 3,222
Shares issued in reinvestment of distributions	2	13	2	10
Shares redeemed	(23)	(154)	(20)	(118)
Net increase (decrease)	741	$ 5,019	519	$ 3,114
Advisor Class Shares:				
Shares sold	3,107,068	$ 20,919,557	2,680,317	$ 15,868,140
Shares issued in reinvestment of distributions	2,483	16,820	1,539	9,174
Shares redeemed	(3,043,276)	(20,306,290)	(2,278,742)	(13,348,666)
Net increase (decrease)	66,275	$ 630,087	403,114	$ 2,528,648

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Fiduciary International, Inc. (Fiduciary)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report | 29

Franklin Global Trust

Notes to Financial Statements *(continued)*

Franklin Large Cap Equity Fund

3. Transactions with Affiliates *(continued)*

a. Management Fees

The Fund pays an investment management fee to Fiduciary based on the average daily net assets of the Fund as follows:

Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.730%	Over $6.5 billion, up to and including $11.5 billion
0.700%	In excess of $11.5 billion

Effective May 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Fund paid fees to Fiduciary based on the average daily net assets of the Fund as follows:

Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.530%	Over $6.5 billion, up to and including $11.5 billion
0.500%	In excess of $11.5 billion

b. Administrative Fees

Effective May 1, 2013, under an agreement with Fiduciary, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2013, the Fund paid administrative fees to FT Services of 0.20% per year of the average daily net assets of the Fund.

30 | Annual Report

Franklin Global Trust

Notes to Financial Statements *(continued)*

Franklin Large Cap Equity Fund

3. Transactions with Affiliates *(continued)*

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund's Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Reimbursement Plan:	
Class A	0.35%
Compensation Plans:	
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$8,882
CDSC retained	$ 264

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily to such classes based upon the relative proportion of net assets.

Annual Report | 31

Franklin Global Trust

Notes to Financial Statements *(continued)*

Franklin Large Cap Equity Fund

3. Transactions with Affiliates *(continued)*

c. Transfer Agent Fees *(continued)*

For the year ended July 31, 2013, the Fund paid transfer agent fees of $27,706, of which $19,420 was retained by Investor Services.

f. Waiver and Expense Reimbursements

FT Services and Fiduciary have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 0.95%, (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2013.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2013, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

During the year ended July 31, 2013, the Fund utilized $3,690,997 of capital loss carryforwards.

The tax character of distributions paid during the years ended July 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$526,121	$477,029

32 | Annual Report

Franklin Global Trust

Notes to Financial Statements *(continued)*

Franklin Large Cap Equity Fund

5. Income Taxes *(continued)*

At July 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$82,892,706
Unrealized appreciation	$33,286,455
Unrealized depreciation	(340,667)
Net unrealized appreciation (depreciation)	$32,945,788
Undistributed ordinary income	$ 7,157
Undistributed long term capital gains	2,125,853
Distributable earnings	$ 2,133,010

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2013, aggregated $32,324,524 and $32,751,588, respectively.

7. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. Credit Facility

Annual Report | 33

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Large Cap Equity Fund

8. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended July 31, 2013, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At July 31, 2013, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

34 | Annual Report

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Large Cap Equity Fund

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

In June 2013, FASB issued ASU No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

Annual Report | 35

Franklin Global Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The Franklin Large Cap Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Franklin Large Cap Equity Fund (the “Fund”) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2013

36 | Annual Report

Franklin Global Trust

Tax Information (unaudited)

Franklin Large Cap Equity Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended July 31, 2013.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $1,504,096 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2013. Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Annual Report | 37

38 | Annual Report

Annual Report | 39

40 | Annual Report

Annual Report | 41

42 | Annual Report

Franklin Global Trust

Shareholder Information

Franklin Large Cap Equity Fund

Board Review of Investment Management Agreement

At a meeting held February 26, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust, including Franklin Large Cap Equity Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared a Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies

Annual Report | 43

Franklin Global Trust

Shareholder Information (continued)

Franklin Large Cap Equity Fund

Board Review of Investment Management Agreement (continued)

and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of the largest share class of the Fund in comparison to a performance universe selected by Lipper.

44 | Annual Report

Franklin Global Trust

Shareholder Information (continued)

Franklin Large Cap Equity Fund

Board Review of Investment Management Agreement (continued)

Comparative performance for the Fund was shown for the one-year period ended December 31, 2012, and for additional periods ended that date depending on when the Fund commenced operations. The performance universe for the Fund consisted of the Fund and all retail and institutional large-cap core funds as selected by Lipper. The Lipper report showed the total return of the Fund’s Advisor Class shares for the one-year period to be in the second-lowest performing quintile of such performance universe, and on an annualized basis to also be in the second-lowest performing quin-tile of such universe for the previous three-, five- and 10-year periods. The Board was not satisfied with such performance and discussed with management both the reasons for the Fund’s under-performance and steps being undertaken to improve it, including a reorganization of the Fund’s investment process. The Board intends to monitor future performance, but based on such discussions and action being taken, did not believe any immediate change in portfolio management personnel was warranted. The Board also noted that the Fund’s 2012 total return as shown in the Lipper report exceeded 13.5%.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of the share class, or dominant share class of a Fund having multiple share classes, with those of a comparative share class within a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the Fund as being part of the management fee. The contractual investment management fee rate for the Fund was within 10 basis points above the median of its Lipper expense group, but the actual total expense ratio was below the median of its Lipper expense group. The Board found the expenses of the Fund to be acceptable, noting they were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the

Annual Report | 45

Franklin Global Trust

Shareholder Information (continued)

Franklin Large Cap Equity Fund

Board Review of Investment Management Agreement (continued)

analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, and taking into account the fact that the expenses of the Fund were being subsidized through fee waivers, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fee structure under the investment management agreement for the Fund contains breakpoints that continue to asset levels that exceed the present size of the Fund. The Board believed that to the extent economies of scale may be realized in the management of the Fund there was a sharing of benefits with such Fund and its shareholders while questioning whether economies of scale did in fact exist given the size of the Fund and the fact that expenses were being subsidized by management.

46 | Annual Report

Franklin Global Trust

Shareholder Information (continued)

Franklin Large Cap Equity Fund

Board Review of Investment Management Agreement (continued)

In addition to its investment management agreement, the Fund is provided administrative services under a separate administrative agreement at a fixed fee of 20 basis points. At the February 26, 2013, Board meeting, the Board eliminated the separate agreement and approved a new form of investment management agreement for the Fund combining the furnishing of investment advisory and administrative services into a single agreement. In approving the new form of investment management agreement, the Board took into account the fact that the types of services and aggregate fee, including breakpoints, would be the same as provided under the previous separate agreements and that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee. The Board also noted that combining the services under the new form of investment management agreement would have no impact on management’s existing subsidization of expenses through fee waivers.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 47

This page intentionally left blank.

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

FRANKLIN LARGE CAP EQUITY FUND

Investment Manager
Fiduciary International, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

428 A 09/13

JULY 31, 2013

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Global Trust

Sign up for electronic delivery
at **franklintempleton.com/edelivery**

SECTOR

FRANKLIN GLOBAL REAL ESTATE FUND

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Franklin Global Real Estate Fund

Your Fund's Goal and Main Investments: Franklin Global Real Estate Fund seeks high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located anywhere in the world that operate in the real estate sector, including real estate investment trusts (REITs) and REIT-like entities.[1]

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ***franklintempleton.com*** *or call* ***(800) 342-5236*** *for most recent month-end performance.*

This annual report for Franklin Global Real Estate Fund covers the fiscal year ended July 31, 2013.

Performance Overview

For the 12 months ended July 31, 2013, Franklin Global Real Estate Fund delivered a +9.44% cumulative total return. In comparison, the FTSE® EPRA/NAREIT Developed Index, which measures global real estate markets in North America, Europe and Asia, generated a total return of +11.62%.[2] You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

Economic and Market Overview

Modest U.S. economic growth, as measured by gross domestic product, characterized the 12-month period ended July 31, 2013. Despite a large decline in federal government spending during the fourth quarter of 2012, the pace of

1. REITs are real estate investment trust companies, usually with publicly traded stock, that manage a portfolio of income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. The Fund predominantly invests in "equity" REITs, which also take ownership positions in real estate. Shareholders of equity REITs generally receive income from rents received and receive capital gains when properties are sold at a profit. REITs are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.

2. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. FTSE® is a trademark of London Stock Exchange Plc and the Financial Times Limited. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 18.

Annual Report | 3

Portfolio Breakdown
Based on Total Net Assets as of 7/31/13

Retail REITs
25.7%
Diversified Real Estate Activities
15.9%
Specialized REITs
12.7%
Office REITs
9.5%
Diversified REITs
9.2%
Residential REITs
8.9%
Real Estate Operating Companies
7.7%
Industrial REITs
5.6%
Real Estate Development
2.2%
Hotels, Resorts & Cruise Lines
0.8%
Consumer Discretionary
0.5%
Short-Term Investments & Other Net Assets
1.3%

economic growth steadily improved in 2013, supported by investment and consumer spending. Accelerating new and existing home sales accompanied record-low mortgage rates, affordable housing prices, low inventories and a six-year low in U.S. foreclosures. Manufacturing, a mainstay of economic productivity, expanded for most of the period, and the unemployment rate fell to 7.4% in July 2013 from 8.2% a year earlier.[3]

Budgetary agreement between Congress and the President on January 1, 2013, preserved lower income tax rates for most U.S. households, but concerns remained about how the expired payroll tax cut, far-reaching federal spending cuts and future federal debt ceiling negotiations could affect the U.S. economic recovery. Washington's lack of consensus on proposed expenditure reductions resulted in further across-the-board federal spending cuts starting in March. In May, Federal Reserve Board (Fed) Chairman Ben Bernanke said the Fed could gradually wind down its monthly purchases of mortgage-backed securities and Treasuries, assuming continued U.S. economic improvement. He clarified in June that such action could begin in the near future.

U.S. stocks generated healthy returns as the Standard & Poor's® 500 Index and Dow Jones Industrial Average reached all-time highs during the period even though Chairman Bernanke's statements sparked sell-offs.[4] Rising corporate profits and generally favorable economic data bolstered investor confidence, but the markets remained cautious about the extent to which positive business and market results were dependent on continuation of the Fed's accommodative monetary policy.

The global economy grew at a slow pace, with regional differences. Emerging markets led the recovery, although they showed signs of slowing. Growth in the U.S. continued to be slow by the standards of previous recoveries, while the eurozone economy expanded in the second quarter of 2013 after six quarters of contraction. As fears eased surrounding the issues of sovereign debt in Europe, the possibility of another recession in the U.S. and a potential "hard landing" in China, stock market performance strengthened. Improving sentiment, relatively strong fundamentals and continued provision of global liquidity supported risk assets as equity markets performed well and bond prices generally declined. Policymakers in the largest developed economies increased their already unprecedented efforts to supply liquidity. Actions elsewhere in the world were mixed, with some policymakers less willing to reverse previous tightening efforts in response to the external environment.

3. Source: Bureau of Labor Statistics.

4. STANDARD & POOR'S®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC.

4 | Annual Report

Annual Report | 5

6 | Annual Report

Thank you for your continued participation in Franklin Global Real Estate Fund. We look forward to serving your future investment needs.

Wilson Magee

John W. Foster

Portfolio Management Team
Franklin Global Real Estate Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 7

8 | Annual Report

Performance Summary *(continued)*

Performance[1]

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 investment include maximum sales charges. ***Class A:*** *5.75% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in first year only;* ***Class R6/Advisor Class:*** *no sales charges.*

Class A		1-Year	5-Year	Inception (6/16/06)
Cumulative Total Return[2]		+9.44%	+15.59%	+5.54%
Average Annual Total Return[3]		+3.18%	+1.73%	-0.07%
Value of $10,000 Investment[4]		$10,318	$10,895	$9,947
Avg. Ann. Total Return (6/30/13)[5]		+5.89%	+1.66%	-0.18%
Total Annual Operating Expenses[6]				
Without Waiver	1.68%			
With Waiver	1.45%			
Class C		**1-Year**	**5-Year**	**Inception (6/16/06)**
Cumulative Total Return[2]		+8.64%	+11.63%	+0.52%
Average Annual Total Return[3]		+7.64%	+2.22%	+0.07%
Value of $10,000 Investment[4]		$10,764	$11,163	$10,052
Avg. Ann. Total Return (6/30/13)[5]		+10.75%	+2.17%	-0.02%
Total Annual Operating Expenses[6]				
Without Waiver	2.38%			
With Waiver	2.15%			
Class R6				**Inception (5/1/13)**
Cumulative Total Return[2]				-8.97%
Aggregate Total Return[7]				-8.97%
Value of $10,000 Investment[4]				$9,103
Aggregate Total Return (6/30/13)[5, 7]				-9.77%
Total Annual Operating Expenses[6]				
Without Waiver	1.22%			
With Waiver	0.99%			
Advisor Class		**1-Year**	**5-Year**	**Inception (6/16/06)**
Cumulative Total Return[2]		+9.78%	+17.48%	+7.97%
Average Annual Total Return[3]		+9.78%	+3.28%	+1.08%
Value of $10,000 Investment[4]		$10,978	$11,748	$10,797
Avg. Ann. Total Return (6/30/13)[5]		+12.88%	+3.19%	+0.99%
Total Annual Operating Expenses[6]				
Without Waiver	1.38%			
With Waiver	1.15%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236****.*

Management has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees and acquired Fund fees and expenses) for each class of the Fund do not exceed (and could be less than) 1.15% (other than certain nonroutine expenses) until 11/30/14.

Annual Report | 9

10 | Annual Report

Performance Summary *(continued)*

Advisor Class (6/16/06–7/31/13)
$15,000
$10,000
$5,000
$0
$12,961
$10,797
6/06
7/07
7/09
7/11
7/13
Franklin Global Real Estate Fund
FTSE EPRA/NAREIT Developed Index[8]

Average Annual Total Return

Advisor Class	7/31/13
1-Year	+9.78%
5-Year	+3.28%
Inception (6/16/06)	+1.08%

Endnotes

All investments involve risks, including possible loss of principal. The Fund concentrates in real estate securities, which involve special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund's investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Foreign investing, especially in emerging markets, involves additional risks such as currency and market volatility, as well as political and social instability. Also, the Fund is a nondiversified fund and investing in a nondiversified fund involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Fund investment results reflect the expense reduction, without which the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.
8. Source: © 2013 Morningstar. The FTSE EPRA/NAREIT Developed Index is a free-float adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets.

Annual Report | 11

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

12 | Annual Report

Annual Report | 13

Franklin Global Trust

Financial Highlights

Franklin Global Real Estate Fund

Class A	Year Ended July 31, 2013	2012	2011	2010	2009
Per share operating performance (for a share outstanding throughout the year)					
Net asset value, beginning of year	$7.42	$7.21	$6.40	$5.07	$8.52
Income from investment operations[a]:					
Net investment income[b]	0.11	0.12	0.13	0.14	0.18
Net realized and unrealized gains (losses)	0.59	0.17	1.05	1.43	(3.17)
Total from investment operations	0.70	0.29	1.18	1.57	(2.99)
Less distributions from net investment income and net foreign currency gains	(0.24)	(0.08)	(0.37)	(0.24)	(0.46)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$7.88	$7.42	$7.21	$6.40	$5.07
Total return[e]	9.44%	4.12%	18.98%	31.43%	(35.12)%
Ratios to average net assets					
Expenses before waiver and payments by affiliates and expense reduction	1.62%	1.68%	1.73%	1.85%	1.75%
Expenses net of waiver and payments by affiliates and expense reduction	1.44%[f]	1.37%	1.35%[f]	1.35%[f]	1.35%[f]
Net investment income	1.37%	1.72%	2.02%	2.55%	3.22%
Supplemental data					
Net assets, end of year (000's)	$86,575	$53,727	$57,141	$29,918	$15,606
Portfolio turnover rate	19.43%	25.74%	53.12%	106.64%	77.67%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Effective September 1, 2008, the redemption fee was eliminated.
[d]Amount rounds to less than $0.01 per share.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
[f]Benefit of expense reduction rounds to less than 0.01%.

14 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Franklin Global Trust

Statement of Investments, July 31, 2013

Franklin Global Real Estate Fund	Country	Shares/Units	Value
Common Stocks and Other Equity Interests 98.7%			
Consumer Discretionary 0.5%			
SPDR S&P Homebuilders ETF	United States	27,092	$ 815,198
Diversified Real Estate Activities 15.9%			
CapitaLand Ltd.	Singapore	565,913	1,438,328
Hang Lung Properties Ltd.	Hong Kong	454,423	1,476,531
Mitsubishi Estate Co. Ltd.	Japan	288,879	7,348,457
Mitsui Fudosan Co. Ltd.	Japan	229,820	6,953,859
Sun Hung Kai Properties Ltd.	Hong Kong	169,158	2,261,794
Tokyo Tatemono Co. Ltd.	Japan	189,156	1,574,288
Tokyu Land Corp.	Japan	52,940	506,018
The Wharf Holdings Ltd.	Hong Kong	387,377	3,334,010
			24,893,285
Diversified REITs 9.2%			
American Assets Trust Inc.	United States	31,338	1,015,351
British Land Co. PLC	United Kingdom	171,094	1,555,395
Canadian REIT	Canada	24,767	992,512
Dexus Property Group	Australia	806,711	761,580
GPT Group	Australia	242,920	799,378
Kenedix Realty Investment Corp.	Japan	241	959,816
Land Securities Group PLC	United Kingdom	148,704	2,145,660
Liberty Property Trust	United States	26,676	1,019,290
Mirvac Group	Australia	551,548	813,271
Shaftesbury PLC	United Kingdom	40,453	388,671
Suntec REIT	Singapore	643,620	805,253
United Urban Investment Corp.	Japan	343	426,627
Vornado Realty Trust	United States	32,077	2,720,450
			14,403,254
Hotels, Resorts & Cruise Lines 0.8%			
Starwood Hotels & Resorts Worldwide Inc.	United States	19,734	1,305,404
Industrial REITs 5.6%			
Ascendas REIT	Singapore	331,474	599,906
[a] Ascendas REIT, 144A	Singapore	62,000	112,208
Goodman Group	Australia	436,213	1,851,180
Mapletree Logistics Trust	Singapore	713,328	597,784
Nippon Prologis REIT Inc.	Japan	63	546,847
[a] Nippon Prologis REIT Inc., 144A	Japan	47	407,965
Prologis Inc.	United States	96,894	3,716,854
STAG Industrial Inc.	United States	43,287	897,340
			8,730,084
Office REITs 9.5%			
Alexandria Real Estate Equities Inc.	United States	5,764	394,834
Boston Properties Inc.	United States	26,387	2,822,090
Brandywine Realty Trust	United States	79,927	1,114,182
Commonwealth Property Office Fund	Australia	746,137	774,834
Coresite Realty Corp.	United States	8,202	278,540
Derwent London PLC	United Kingdom	24,798	908,720

18 | Annual Report

Franklin Global Trust

Statement of Investments, July 31, 2013 *(continued)*

Franklin Global Real Estate Fund	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)			
Office REITs (continued)			
Digital Realty Trust Inc.	United States	10,589	$ 585,466
Douglas Emmett Inc.	United States	36,517	913,290
Great Portland Estates PLC	United Kingdom	168,603	1,428,259
Highwoods Properties Inc.	United States	27,772	1,007,568
Japan Real Estate Investment Corp.	Japan	116	1,227,225
Kilroy Realty Corp.	United States	28,235	1,477,820
SL Green Realty Corp.	United States	21,587	1,956,861
			14,889,689
Real Estate Development 2.2%			
China Overseas Land & Investment Ltd.	China	245,330	705,403
Keppel Land Ltd.	Singapore	368,402	1,069,680
Sino Land Co. Ltd.	Hong Kong	666,393	941,722
Sunac China Holdings Ltd.	China	937,358	679,241
			3,396,046
Real Estate Operating Companies 7.7%			
Brookfield Office Properties Inc.	Canada	57,601	975,015
[a]Deutsche Annington Immobilien SE, 144A	Germany	7,700	185,902
Deutsche Euroshop AG	Germany	14,021	590,576
[a]Deutsche Euroshop AG, 144A	Germany	3,150	132,680
Global Logistic Properties Ltd.	Singapore	684,000	1,528,552
GSW Immobilien AG	Germany	16,249	657,511
Hongkong Land Holdings Ltd.	Hong Kong	361,240	2,445,595
Hufvudstaden AB, A	Sweden	109,377	1,388,736
Hysan Development Co. Ltd.	Hong Kong	247,789	1,047,943
[a]LEG Immobilien AG, 144A	Germany	4,000	201,126
Norwegian Property ASA	Norway	322,115	451,099
[a]Norwegian Property ASA, 144A	Norway	79,420	111,222
PSP Swiss Property AG	Switzerland	10,641	937,323
Sponda OYJ	Finland	127,657	655,464
Swire Properties Ltd.	Hong Kong	160,633	472,228
[a]Swire Properties Ltd., 144A	Hong Kong	75,000	220,484
			12,001,456
Residential REITs 8.9%			
Apartment Investment & Management Co., A	United States	39,963	1,174,113
AvalonBay Communities Inc.	United States	16,191	2,191,290
Boardwalk REIT	Canada	18,945	1,062,550
BRE Properties Inc.	United States	14,326	760,137
Camden Property Trust	United States	21,477	1,514,988
Campus Crest Communities Inc.	United States	41,105	466,542
Canadian Apartment Properties REIT	Canada	47,438	985,377
Equity Lifestyle Properties Inc.	United States	21,626	832,385
Equity Residential	United States	45,570	2,551,920
Essex Property Trust Inc.	United States	8,731	1,408,223
Post Properties Inc.	United States	7,371	342,899
UDR Inc.	United States	24,214	606,318
			13,896,742

Annual Report | 19

Franklin Global Trust

Statement of Investments, July 31, 2013 *(continued)*

Franklin Global Real Estate Fund	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)			
Retail REITs 25.7%			
CapitaMall Trust	Singapore	23,311	$ 37,236
[a]CapitaMall Trust, 144A	Singapore	148,900	237,846
CBL & Associates Properties Inc.	United States	38,822	883,977
Charter Hall Retail REIT	Australia	175,405	608,748
DDR Corp.	United States	101,648	1,736,148
Eurocommercial Properties NV	Netherlands	17,356	659,940
Federal Realty Investment Trust	United States	5,222	550,033
Federation Centres	Australia	489,405	1,029,656
Frontier Real Estate Investment Corp.	Japan	51	433,832
General Growth Properties Inc.	United States	82,531	1,711,693
Hammerson PLC	United Kingdom	205,151	1,652,841
Japan Retail Fund Investment Corp.	Japan	473	932,234
Kimco Realty Corp.	United States	97,722	2,203,631
Klepierre	France	32,075	1,390,490
The Link REIT	Hong Kong	431,528	2,111,556
The Macerich Co.	United States	15,538	964,133
Ramco-Gershenson Properties Trust	United States	39,548	612,599
Realty Income Corp.	United States	14,174	615,293
Regency Centers Corp.	United States	14,430	760,894
RioCan REIT	Canada	46,078	1,091,681
Simon Property Group Inc.	United States	49,321	7,894,319
Tanger Factory Outlet Centers Inc.	United States	22,110	717,027
Taubman Centers Inc.	United States	7,146	523,230
Unibail-Rodamco SE	France	20,344	4,929,268
Weingarten Realty Investors	United States	26,471	829,072
Westfield Group	Australia	443,168	4,470,636
Westfield Retail Trust	Australia	209,507	566,987
			40,155,000
Specialized REITs 12.7%			
CDL Hospitality Trusts	Singapore	307,759	403,210
CubeSmart	United States	46,400	751,680
Extra Space Storage Inc.	United States	27,357	1,150,362
HCP Inc.	United States	67,656	2,968,069
Health Care REIT Inc.	United States	49,990	3,223,855
Host Hotels & Resorts Inc.	United States	151,409	2,704,165
Pebblebrook Hotel Trust	United States	48,497	1,292,445
Public Storage	United States	15,592	2,482,558
Sabra Health Care REIT Inc.	United States	18,893	495,752
Senior Housing Properties Trust	United States	16,506	415,126
[b]Sunstone Hotel Investors Inc.	United States	52,628	681,006
Ventas Inc.	United States	51,237	3,368,320
			19,936,548
Total Common Stocks and Other Equity Interests (Cost $124,734,924)			154,422,706

20 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Franklin Global Trust

Financial Statements *(continued)*

	Franklin Global Real Estate Fund
Investment income:	
Dividends (net of foreign taxes of $181,012)	$3,722,699
Interest	1,766
Total investment income	3,724,465
Expenses:	
Management fees (Note 3a)	1,141,514
Administrative fees (Note 3b)	185,883
Distribution fees: (Note 3c)	
Class A	212,993
Class C	169,683
Transfer agent fees: (Note 3e)	
Class A	120,092
Class C	28,728
Class R6	10
Advisor Class	75,996
Custodian fees (Note 4)	18,857
Reports to shareholders	38,417
Registration and filing fees	72,120
Professional fees	53,097
Trustees' fees and expenses	6,390
Other	13,103
Total expenses	2,136,883
Expense reductions (Note 4)	(72)
Expenses waived/paid by affiliates (Note 3f)	(244,882)
Net expenses	1,891,929
Net investment income	1,832,536
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments	1,040,440
Realized gain distributions from REITs	229,010
Foreign currency transactions	2,089
Net realized gain (loss)	1,271,539
Net change in unrealized appreciation (depreciation) on:	
Investments	6,484,774
Translation of other assets and liabilities denominated in foreign currencies	(6,435)
Change in deferred taxes on unrealized appreciation	(16,890)
Net change in unrealized appreciation (depreciation)	6,461,449
Net realized and unrealized gain (loss)	7,732,988
Net increase (decrease) in net assets resulting from operations	$9,565,524

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Franklin Global Trust

Notes to Financial Statements

Franklin Global Real Estate Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of five separate funds. The Franklin Global Real Estate Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Time deposits are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities,

26 | Annual Report

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates

Annual Report | 27

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of July 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses

28 | Annual Report

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Security Transactions, Investment Income, Expenses and Distributions (continued)

are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report | 29

Franklin Global Trust

Notes to Financial Statements *(continued)*

Franklin Global Real Estate Fund

2. Shares of Beneficial Interest

At July 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended July 31, 2013		2012	
	Shares	Amount	Shares	Amount
Class A Shares:				
Shares sold	5,833,201	$ 46,315,361	2,256,927	$ 15,072,210
Shares issued in reinvestment of distributions	237,167	1,800,409	84,880	541,537
Shares redeemed	(2,316,138)	(18,209,296)	(3,026,539)	(19,795,260)
Net increase (decrease)	3,754,230	$ 29,906,474	(684,732)	$ (4,181,513)
Class C Shares:				
Shares sold	1,722,052	$ 13,685,771	352,486	$ 2,344,222
Shares issued in reinvestment of distributions	35,071	264,420	13,273	84,153
Shares redeemed	(659,065)	(5,161,345)	(375,825)	(2,486,154)
Net increase (decrease)	1,098,058	$ 8,788,846	(10,066)	$ (57,779)
Class R6 Shares[a]:				
Shares sold	47,908	$ 417,332		
Net increase (decrease)	47,908	$ 417,332		
Advisor Class Shares:				
Shares sold	1,269,350	$ 10,009,411	1,742,019	$ 11,537,621
Shares issued in reinvestment of distributions	70,614	537,700	11,468	73,279
Shares redeemed	(521,229)	(4,121,441)	(235,157)	(1,572,175)
Net increase (decrease)	818,735	$ 6,425,670	1,518,330	$ 10,038,725

[a]For the period May 1, 2013 (effective date) to July 31, 2013.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

30 | Annual Report

Franklin Global Trust

Notes to Financial Statements *(continued)*

Franklin Global Real Estate Fund

3. Transactions with Affiliates *(continued)*

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $500 million
0.900%	Over $500 million, up to and including $1 billion
0.850%	Over $1 billion, up to and including $1.5 billion
0.800%	Over $1.5 billion, up to and including $6.5 billion
0.780%	Over $6.5 billion, up to and including $11.5 billion
0.760%	Over $11.5 billion, up to and including $16.5 billion
0.740%	Over $16.5 billion, up to and including $19 billion
0.730%	Over $19 billion, up to and including $21.5 billion
0.720%	In excess of $21.5 billion

Effective May 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Fund paid fees to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.580%	Over $6.5 billion, up to and including $11.5 billion
0.560%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

b. Administrative Fees

Effective May 1, 2013, under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2013, the Fund paid administrative fees to FT Services of 0.20% per year of the average daily net assets of the Fund.

Annual Report | 31

Franklin Global Trust

Notes to Financial Statements *(continued)*

Franklin Global Real Estate Fund

3. Transactions with Affiliates *(continued)*

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund's Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$103,079
CDSC retained	$ 4,881

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes' aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended July 31, 2013, the Fund paid transfer agent fees of $224,826, of which $115,252 was retained by Investor Services.

32 | Annual Report

Franklin Global Trust

Notes to Financial Statements *(continued)*

Franklin Global Real Estate Fund

3. Transactions with Affiliates *(continued)*

f. Waiver and Expense Reimbursements

Effective December 1, 2012, FT Institutional and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, and Advisor Class of the Fund do not exceed 1.15%, and Class R6 does not exceed 0.99% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2014. Prior to December 1, 2012, the expenses for Class A, Class C and Advisor Class were limited to 1.08%.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At July 31, 2013, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:	
2016	$ 2,797,386
2017	22,811,914
2018	35,647,494
2019	557,818
Capital loss carryforwards not subject to expiration:	
Short term	1,016,930
Long term	38,337
Total capital loss carryforwards	$62,869,879

The tax character of distributions paid during the years ended July 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$3,707,510	$1,034,662

Annual Report | 33

Franklin Global Trust

Notes to Financial Statements *(continued)*

Franklin Global Real Estate Fund

5. Income Taxes *(continued)*

At July 31, 2013, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$132,867,452
Unrealized appreciation	$ 25,410,647
Unrealized depreciation	(2,855,393)
Net unrealized appreciation (depreciation)	$ 22,555,254
Distributable earnings – undistributed ordinary income	$ 357,949

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2013, aggregated $69,574,506 and $25,192,493, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

34 | Annual Report

Annual Report | 35

36 | Annual Report

Franklin Global Trust

Report of Independent Registered Public Accounting Firm

Franklin Global Real Estate Fund

To the Board of Trustees and Shareholders of Franklin Global Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Real Estate Fund (the “Fund”) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2013

Annual Report | 37

Franklin Global Trust

Tax Information (unaudited)

Franklin Global Real Estate Fund

At July 31, 2012, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on September 14, 2012, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class A, Class C, and Advisor Class shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Qualified Dividends Per Share
Class A	$0.0092	$0.0915	$0.0193
Class C	$0.0092	$0.0669	$0.0141
Advisor Class	$0.0092	$0.1023	$0.0215

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.[1]

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.[1]

38 | Annual Report

Annual Report | 39

Franklin Global Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2000	139	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	113	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).
Principal Occupation During at Least the Past 5 Years: Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (August 2012); and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2000	139	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products) (1994-2013), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

40 | Annual Report

Annual Report | 41

42 | Annual Report

Annual Report | 43

44 | Annual Report

Franklin Global Trust

Shareholder Information

Franklin Global Real Estate Fund

Board Review of Investment Management Agreement

At a meeting held February 26, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust, including Franklin Global Real Estate Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared a Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies

Annual Report | 45

Franklin Global Trust

Shareholder Information (continued)

Franklin Global Real Estate Fund

Board Review of Investment Management Agreement (continued)

and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of the largest share class of the Fund in comparison to a performance universe selected by Lipper.

46 | Annual Report

Franklin Global Trust

Shareholder Information (continued)

Franklin Global Real Estate Fund

Board Review of Investment Management Agreement (continued)

Comparative performance for the Fund was shown for the one-year period ended December 31, 2012, and for additional periods ended that date depending on when a particular Fund commenced operations. The performance universe for the Fund consisted of the Fund and all retail and institutional global real estate funds as selected by Lipper. The Lipper report showed the total return of the Fund’s Class A shares to be in the second-lowest performing quintile of such performance universe in 2012, and on an annualized basis to be in the second-highest performing quintile of such universe for the previous three-year period and the lowest performing quintile of such performance universe for the previous five-year period. The Board noted that the Fund’s 2012 total return as shown in the Lipper report exceeded 26.5% and that steps had been taken to improve the Fund’s investment performance including the appointment in 2010 of an additional portfolio manager and the addition during the past year of a senior research analyst. The Board was satisfied with the efforts being made to improve performance and did not believe any change in portfolio management was currently warranted.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of the share class, or dominant share class of a Fund having multiple share classes, with those of a comparative share class within a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the Fund as being part of the management fee. The contractual investment management fee rate for the Fund was within 10 basis points above the median for its Lipper expense group, but its actual total expense ratio was below the median for its Lipper expense group. The Board found the expenses of the Fund to be acceptable, noting they were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the

Annual Report | 47

Franklin Global Trust

Shareholder Information (continued)

Franklin Global Real Estate Fund

Board Review of Investment Management Agreement (continued)

most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, and taking into account the fact that the expenses of the Fund were being subsidized through fee waivers, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fee structure under the investment management agreement for the Fund contains breakpoints that continue to asset levels that exceed the present size of the Fund. The Board believed that to the extent economies of scale may be realized in the management of the Fund there was a sharing of benefits with such Fund and its shareholders while questioning whether economies of scale did in fact exist given the size of the Fund and the fact that expenses were being subsidized by management.

48 | Annual Report

Franklin Global Trust

Shareholder Information (continued)

Franklin Global Real Estate Fund

Board Review of Investment Management Agreement (continued)

In addition to its investment management agreement, the Fund is provided administrative services under a separate administrative agreement at a fixed fee of 20 basis points. At the February 26, 2013, Board meeting, the Board eliminated the separate agreement and approved a new form of investment management agreement for the Fund combining the furnishing of investment advisory and administrative services into a single agreement. In approving the new form of investment management agreement, the Board took into account the fact that the types of services and aggregate fee, including breakpoints, would be the same as provided under the previous separate agreements and that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee. The Board also noted that combining the services under the new form of investment management agreement would have no impact on management’s existing subsidization of expenses through fee waivers.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 49

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin Global Real Estate Fund

Investment Manager
Franklin Templeton Institutional, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

495 A 09/13

JULY 31, 2013

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin International Growth Fund

Franklin International Small Cap Growth Fund

Sign up for electronic delivery
at **franklintempleton.com/edelivery**

INTERNATIONAL

FRANKLIN GLOBAL TRUST

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Economic and Market Overview

Modest U.S. economic growth, as measured by gross domestic product, characterized the 12-month period ended July 31, 2013. Despite a large decline in federal government spending during the fourth quarter of 2012, the pace of economic growth steadily improved in 2013, supported by investment and consumer spending. Accelerating new and existing home sales accompanied record-low mortgage rates, affordable housing prices, low inventories and a six-year low in U.S. foreclosures. Manufacturing, a mainstay of economic productivity, expanded for most of the period, and the unemployment rate fell to 7.4% in July 2013 from 8.2% a year earlier.[1]

Budgetary agreement between Congress and the President on January 1, 2013, preserved lower income tax rates for most U.S. households, but concerns remained about how the expired payroll tax cut, far-reaching federal spending cuts and future federal debt ceiling negotiations could affect the U.S. economic recovery. Washington's lack of consensus on proposed expenditure reductions resulted in further across-the-board federal spending cuts starting in March. In May, Federal Reserve Board (Fed) Chairman Ben Bernanke said the Fed could gradually wind down its monthly purchases of mortgage-backed securities and Treasuries, assuming continued U.S. economic improvement. He clarified in June that such action could begin in the near future.

U.S. stocks generated healthy returns as the Standard & Poor's® 500 Index and Dow Jones Industrial Average reached all-time highs during the period, even though Chairman Bernanke's statements sparked sell-offs.[2] Rising corporate profits and generally favorable economic data bolstered investor confidence, but the markets remained cautious about the extent to which positive business and market results were dependent on continuation of the Fed's accommodative monetary policy.

The global economy grew at a slow pace, with regional differences. Emerging markets led the recovery, although they showed signs of slowing. Growth in the U.S. continued to be slow by the standards of previous recoveries, while the eurozone economy expanded in the second quarter of 2013 after six quarters of contraction. As fears eased surrounding the issues of sovereign debt in Europe, the possibility of another recession in the U.S., and a potential "hard landing" in China, stock market performance strengthened. Improving sentiment, relatively strong fundamentals and continued provision of global liquidity

1. Source: Bureau of Labor Statistics.

2. STANDARD & POOR'S®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC.

Annual Report | 3

supported risk assets as equity markets performed well and bond prices generally declined. Policymakers in the largest developed economies increased their already unprecedented efforts to supply liquidity. Actions elsewhere in the world were mixed, with some policymakers less willing to reverse previous tightening efforts in response to the external environment.

The foregoing information reflects our analysis and opinions as of July 31, 2013. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

4 | Annual Report

Franklin International Growth Fund

Your Fund's Goal and Main Investments: The Fund seeks long-term capital appreciation by investing predominantly in equity securities of mid- and large-capitalization companies, generally those with market capitalizations greater than $2 billion, located outside of the U.S., including developing or emerging market countries. The Fund considers international companies to be those organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S.

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit **franklintempleton.com** or call **(800) 342-5236** for most recent month-end performance.*

This annual report for Franklin International Growth Fund covers the fiscal year ended July 31, 2013.

Performance Overview

For the 12 months ended July 31, 2013, Franklin International Growth Fund – Class A delivered a +15.69% cumulative total return. In comparison, the Fund's benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, which measures global developed stock market performance excluding the U.S. and Canada, posted a +24.02% total return.[1] You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

Investment Strategy

In choosing individual equity investments, we employ a disciplined, bottom-up approach to identify attractive investment opportunities that have higher expected revenue and earnings growth than their peers. We use a growth investment style and in-depth, fundamental research to identify high-quality companies, across all industry groups, with sustainable business models that offer the most attractive combination of growth potential, quality and valuation.

Geographic Breakdown
Franklin International Growth Fund
Based on Total Net Assets as of 7/31/13

Europe
66.7%
Asia
12.0%
Australia & New Zealand
8.8%
Latin America & Caribbean
2.8%
Middle East & Africa
2.7%
North America
2.6%
Short-Term Investments & Other Net Assets
4.4%

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 31.

Annual Report | 5

Top 10 Sectors/Industries
Franklin International Growth Fund
7/31/13

	% of Total Net Assets
Chemicals	11.0%
Software	7.8%
Health Care Equipment & Supplies	7.8%
Professional Services	5.5%
Commercial Banks	5.4%
Textiles, Apparel & Luxury Goods	5.4%
Pharmaceuticals	5.3%
Energy Equipment & Services	5.3%
Semiconductors & Semiconductor Equipment	5.1%
Capital Markets	3.5%

Top 10 Countries
Franklin International Growth Fund
7/31/13

	% of Total Net Assets
U.K.	20.3%
Switzerland	10.8%
Germany	9.8%
Australia	8.8%
Denmark	5.7%
Netherlands	5.4%
France	5.3%
Japan	4.5%
Italy	3.7%
Sweden	2.8%

Manager's Discussion

The Fund's stock selection in the materials, information technology (IT), and consumer staples sectors helped drive performance relative to the MSCI EAFE Index.[2] In the materials sector, share prices advanced for chemicals firms Sika (Switzerland), Symrise[3] (Germany) and Syngenta (Switzerland). An underweighting in the underperforming metals and mining industry also helped results. In the IT sector, positions in U.K.-based semiconductor designer ARM Holdings, Dutch semiconductor fabrication equipment manufacturer ASML Holding and Argentina-based e-commerce website MercadoLibre[3] contributed to results. The Fund's positions in the consumer staples sector also aided relative results, where an overweighting in U.K. consumer goods company Reckitt Benckiser Group was particularly beneficial.

Other key holdings that boosted relative returns included Italian fashion eyewear firm Luxottica Group,[3] global institutional and retail asset manager Aberdeen Asset Management (U.K.) and Swedish radiosurgery equipment maker Elekta.

Conversely, the Fund's stock selection in the energy, financials, consumer discretionary and industrials sectors detracted from relative performance.[4]

Within energy, overweighted positions in energy equipment and services firms Saipem (Italy),[5] WorleyParsons (Australia) and Fugro (Netherlands) lost value and hampered relative results. In the financials sector, Singapore-based banking group United Overseas Bank and Hong Kong-based real estate manager and developer Hang Lung Properties[5] were key underperformers. In the consumer discretionary sector, Hong Kong-based consumer goods distributor Li & Fung[5] was a notable detractor. The Switzerland-based global testing and inspection firm, SGS, hurt relative performance in the industrials sector. Major detractors in other sectors included Hong Kong-based commodities trading firm Noble Group, Australian hearing implants maker Cochlear, Swedish medical technology company Getinge[5] and Belgian materials technology firm Umicore.

2. The materials sector comprises chemicals in the SOI. The IT sector comprises electronic equipment, instruments and components; Internet software and services; semiconductors and semiconductor equipment; and software in the SOI. The consumer staples sector comprises food and staples retailing, household products and personal products in the SOI.

3. This holding is not an index component.

4. The energy sector comprises energy equipment and services in the SOI. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI. The consumer discretionary sector comprises Internet and catalog retail; media; and textiles, apparel and luxury goods in the SOI. The industrials sector comprises aerospace and defense, machinery, professional services, road and rail, and trading companies and distributors in the SOI.

5. Sold by period-end.

6 | Annual Report

Annual Report | 7

Performance Summary as of 7/31/13

Franklin International Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FNGAX)		Change	7/31/13	7/31/12
Net Asset Value (NAV)		+$1.34	$10.45	$9.11
Distributions (8/1/12–7/31/13)				
Dividend Income	$0.0861			
Class C (Symbol: n/a)		**Change**	**7/31/13**	**7/31/12**
Net Asset Value (NAV)		+$1.31	$10.31	$9.00
Distributions (8/1/12–7/31/13)				
Dividend Income	$0.0281			
Class R (Symbol: n/a)		**Change**	**7/31/13**	**7/31/12**
Net Asset Value (NAV)		+$1.33	$10.41	$9.08
Distributions (8/1/12–7/31/13)				
Dividend Income	$0.0722			
Class R6 (Symbol: FILRX)		**Change**	**7/31/13**	**5/1/13**
Net Asset Value (NAV)		-$0.08	$10.48	$10.56
Advisor Class (Symbol: FNGZX)		**Change**	**7/31/13**	**7/31/12**
Net Asset Value (NAV)		+$1.35	$10.48	$9.13
Distributions (8/1/12–7/31/13)				
Dividend Income	$0.1103			

Performance[1]

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 investment include maximum sales charges. ***Class A:*** *5.75% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in first year only;* ***Class R/R6/Advisor Class:*** *no sales charges.*

Class A		1-Year	5-Year	Inception (6/3/08)
Cumulative Total Return[2]		+15.69%	+25.26%	+8.98%
Average Annual Total Return[3]		+8.99%	+3.38%	+0.52%
Value of $10,000 Investment[4]		$10,899	$11,807	$10,271
Avg. Ann. Total Return (6/30/13)[5]		+6.31%	+1.50%	-0.44%
Total Annual Operating Expenses[6]				
Without Waiver	1.71%			
With Waiver	1.53%

8 | Annual Report

Performance Summary *(continued)*

Performance[1] *(continued)*

Class C		1-Year	5-Year	Inception (6/3/08)
Cumulative Total Return[2]		+14.88%	+20.74%	+4.92%
Average Annual Total Return[3]		+13.88%	+3.84%	+0.94%
Value of $10,000 Investment[4]		$11,388	$12,074	$10,492
Avg. Ann. Total Return (6/30/13)[5]		+10.91%	+1.96%	-0.01%
Total Annual Operating Expenses[6]				
Without Waiver	2.37%			
With Waiver	2.19%			
Class R		**1-Year**	**5-Year**	**Inception (6/3/08)**
Cumulative Total Return[2]		+15.47%	+23.58%	+7.51%
Average Annual Total Return[3]		+15.47%	+4.33%	+1.41%
Value of $10,000 Investment[4]		$11,547	$12,358	$10,751
Avg. Ann. Total Return (6/30/13)[5]		+12.52%	+2.44%	+0.48%
Total Annual Operating Expenses[6]				
Without Waiver	1.87%			
With Waiver	1.69%			
Class R6				**Inception (5/1/13)**
Cumulative Total Return[2]				-0.76%
Aggregate Total Return[7]				-0.76%
Value of $10,000 Investment[4]				$9,924
Aggregate Total Return (6/30/13)[5, 7]				-5.59%
Total Annual Operating Expenses[6]				
Without Waiver	1.28%			
With Waiver	1.10%			
Advisor Class		**1-Year**	**5-Year**	**Inception (6/3/08)**
Cumulative Total Return[2]		+16.04%	+26.91%	+10.54%
Average Annual Total Return[3]		+16.04%	+4.88%	+1.96%
Value of $10,000 Investment[4]		$11,604	$12,691	$11,054
Avg. Ann. Total Return (6/30/13)[5]		+13.00%	+2.98%	+1.00%
Total Annual Operating Expenses[6]				
Without Waiver	1.37%			
With Waiver	1.19%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236****.*

Management has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed (and could be less than) 1.19% (other than certain nonroutine expenses) until 11/30/14. Management also has contractually agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the terms set forth above.

Annual Report | 9

10 | Annual Report

Annual Report | 11

12 | Annual Report

Your Fund’s Expenses

Franklin International Growth Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 13

14 | Annual Report

Franklin International Small Cap Growth Fund

Your Fund's Goal and Main Investments: The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with market capitalizations not exceeding $5 billion (or the equivalent in local currencies), or the highest market capitalization of the MSCI Europe, Australasia, Far East (EAFE) Small Cap Index, whichever is greater, at the time of purchase. The Fund considers international companies to be those organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S.

Geographic Breakdown
Franklin International Small Cap Growth Fund
Based on Total Net Assets as of 7/31/13

Europe 76.5%
Asia 11.3%
North America 6.7%
Short-Term Investments & Other Net Assets 5.5%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ***franklintempleton.com*** *or call* ***(800) 342-5236*** *for most recent month-end performance.*

We are pleased to bring you Franklin International Small Cap Growth Fund's annual report for the fiscal year ended July 31, 2013. The Fund closed to new investors with limited exceptions at the close of the market on June 3, 2013.

Performance Overview

For the 12 months ended July 31, 2013, Franklin International Small Cap Growth Fund – Class A delivered a +43.69% cumulative total return. In comparison, the Fund's benchmark, the MSCI EAFE Small Cap Index, which tracks small cap equity performance in global developed markets excluding the U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 38.

Annual Report | 15

Top 10 Sectors/Industries
Franklin International
Small Cap Growth Fund
7/31/13

	% of Total Net Assets
Insurance	11.7%
Professional Services	7.9%
Machinery	6.6%
Specialty Retail	6.3%
Trading Companies & Distributors	5.3%
Real Estate Management & Development	4.7%
Leisure Equipment & Products	4.5%
Food & Staples Retailing	4.0%
Construction & Engineering	4.0%
Building Products	3.8%

Top 10 Countries
Franklin International
Small Cap Growth Fund
7/31/13

	% of Total Net Assets
U.K.	31.9%
Ireland	12.1%
Japan	9.1%
France	8.9%
Netherlands	4.0%
Greece	4.0%
Finland	3.8%
Italy	3.8%
Spain	3.6%
U.S.	3.5%

and Canada, posted a +28.13% total return.[1] You can find more of the Fund's performance data in the Performance Summary beginning on page 19.

Investment Strategy

In choosing individual equity investments, we use a fundamental, bottom-up approach involving in-depth analysis of individual equity securities. We employ a quantitative and qualitative approach to identify smaller international companies that we believe have the potential to generate attractive returns with lower downside risk. Such companies tend to have proprietary products and services, which can sustain a longer term competitive advantage, and they tend to have a higher probability of maintaining a strong balance sheet and/or generating cash flow. After we identify a company, we conduct a thorough analysis to establish its earnings prospects and determine its value. Overall, we seek to invest in companies with attractive valuations.

We do not select investments for the Fund that are merely representative of the small cap asset class but instead aim to produce a portfolio of securities of exceptional companies operating in sectors that offer attractive growth potential.

While we seek to outperform the MSCI EAFE Small Cap Index, the Fund may take positions that are not represented in the index.

Manager's Discussion

During the Fund's fiscal year, stock selection in the industrials, financials and information technology (IT) sectors was a leading contributor to the Fund's performance relative to the MSCI EAFE Small Cap Index.[2] Overall, Fund holdings in the industrials sector outperformed the index, and overweighted positions in several strongly performing companies helped drive relative returns. These included Irish building materials distributor and trading company Grafton Group, U.K.-based ground engineering services provider Keller Group, and shipping and transportation operator Irish Continental Group.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

2. The industrials sector comprises air freight and logistics, building products, construction and engineering, electrical equipment, industrial conglomerates, machinery, marine, professional services, trading companies and distributors, and transportation infrastructure in the SOI. The financials sector comprises capital markets, diversified financial services, insurance, and real estate management and development in the SOI. The IT sector comprises IT services and office electronics in the SOI.

16 | Annual Report

Our off-benchmark positions in Zardoya Otis, a Spain-based global manufacturer of elevators, escalators and moving walkways; and Italy-based Prysmian, a cables and systems manufacturer and distributor, proved beneficial to relative results as these companies' shares outperformed the index. In the financials sector, France-based credit insurance company Euler Hermes, U.K.-based real estate services provider Savills and Japanese commercial real estate firm Daibiru performed well, and our overweighted positions were relative contributors. An off-benchmark position in Bermuda-based insurer Arch Capital Group also boosted relative performance. In the IT sector, an off-benchmark position in U.K.-based online payment solutions provider Optimal Payments also helped relative results.

Stock selection in the consumer staples sector also aided relative performance.[3] Key contributors included off-benchmark positions in alcoholic and non-alcoholic beverages producer and distributor Thai Beverage[4] and South Korean food products manufacturer Binggrae,[4] as well as an overweighted position in Dutch food wholesaler Sligro Food Group.

The Fund's underweighted allocation and stock selection in the materials sector, which posted lower returns than the index, also contributed to relative performance.[5] Our avoidance of the similarly underperforming utilities and energy sectors also benefited relative results.

In contrast, our avoidance of telecommunication services companies detracted from relative performance as the small-cap companies in this sector outperformed the index. The Fund's consumer discretionary sector holdings underperformed those of the index and hurt relative performance.[6] In particular, off-benchmark leisure equipment and products manufacturer Sankyo and an overweighted position in one of the leading Japanese advertising agencies, ASATSU-DK, declined in value. Although our financials holdings generally contributed to relative results, shares of some companies were laggards. These included Belgium-based RHJ International, a financial services group engaging primarily in wealth management, asset management and merchant banking in North America, Europe and Asia, and an off-benchmark position in Canada-based property and casualty insurance products provider Fairfax Financial Holdings.

Top 10 Equity Holdings

Franklin International Small Cap Growth Fund
7/31/13

Company *Sector/Industry, Country*	% of Total Net Assets
Grafton Group PLC *Trading Companies & Distributors, Ireland*	5.3%
Euler Hermes SA *Insurance, France*	5.0%
Michael Page International PLC *Professional Services, U.K.*	4.1%
Sligro Food Group NV *Food & Staples Retailing, Netherlands*	4.0%
JUMBO SA *Specialty Retail, Greece*	4.0%
Uponor OYJ *Building Products, Finland*	3.8%
Prysmian SpA *Electrical Equipment, Italy*	3.8%
Alent PLC *Chemicals, U.K.*	3.6%
Zardoya Otis SA *Machinery, Spain*	3.6%
C&C Group PLC *Beverages, Ireland*	3.6%

3. The consumer staples sector comprises beverages, food and staples retailing, household products and personal products in the SOI.

4. Sold by period-end.

5. The materials sector comprises chemicals in the SOI.

6. The consumer discretionary sector comprises distributors, diversified consumer services, leisure equipment and products, media and specialty retail in the SOI.

Annual Report | 17

For the 12-month reporting period, nearly all Fund holdings produced positive returns that contributed to absolute performance. However, some positions underperformed the index and detracted from relative results. These included Aderans, a hair-related products and hair restoration services provider in Japan and internationally; and France-based Nexans,[4] a cable and cabling systems provider worldwide.

From a regional perspective, stock selection and an overweighting in Europe, particularly in Ireland, the U.K. and Greece, were primary drivers of the Fund's relative performance. Fund holdings in the Netherlands, France, Spain, Finland and Austria also contributed to relative results, while avoidance of Denmark and Germany and positions in Italy and Belgium detracted. Stock selection and an underweighting in Asia, which underperformed the index, were key contributors to relative results. An underweighting in Japan and off-benchmark allocations to South Korea and Thailand were particularly beneficial. Lack of exposure to Israel detracted from relative results.

Thank you for your continued participation in Franklin International Small Cap Growth Fund. We look forward to serving your future investment needs.

E. Lugo

Edwin Lugo, CFA
Portfolio Manager
Franklin International Small Cap Growth Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

18 | Annual Report

Performance Summary as of 7/31/13

Franklin International Small Cap Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FINAX)		Change	7/31/13	7/31/12
Net Asset Value (NAV)		+$5.32	$19.70	$14.38
Distributions (8/1/12–7/31/13)				
Dividend Income	$0.1855			
Short-Term Capital Gain	$0.0202			
Long-Term Capital Gain	$0.5940			
Total	**$0.7997**			
Class C (Symbol: FCSMX)		**Change**	**7/31/13**	**7/31/12**
Net Asset Value (NAV)		+$5.26	$19.51	$14.25
Distributions (8/1/12–7/31/13)				
Dividend Income	$0.0787			
Short-Term Capital Gain	$0.0202			
Long-Term Capital Gain	$0.5940			
Total	**$0.6929**			
Class R (Symbol: FISDX)		**Change**	**7/31/13**	**7/31/12**
Net Asset Value (NAV)		+$5.30	$19.65	$14.35
Distributions (8/1/12–7/31/13)				
Dividend Income	$0.1579			
Short-Term Capital Gain	$0.0202			
Long-Term Capital Gain	$0.5940			
Total	**$0.7721**			
Class R6 (Symbol: FCAPX)		**Change**	**7/31/13**	**5/1/13**
Net Asset Value (NAV)		+$1.29	$19.78	$18.49
Advisor Class (Symbol: FKSCX)		**Change**	**7/31/13**	**7/31/12**
Net Asset Value (NAV)		+$5.34	$19.77	$14.43
Distributions (8/1/12–7/31/13)				
Dividend Income	$0.2304			
Short-Term Capital Gain	$0.0202			
Long-Term Capital Gain	$0.5940			
Total	**$0.8446**

Annual Report | 19

Performance Summary (continued)

Performance[1]

*Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 investment include maximum sales charges. **Class A:** 5.75% maximum initial sales charge; **Class C:** 1% contingent deferred sales charge in first year only; **Class R/R6/Advisor Class:** no sales charges.*

Class A		1-Year	5-Year	Inception (5/15/08)
Cumulative Total Return[2]		+43.69%	+70.46%	+51.08%
Average Annual Total Return[3]		+35.43%	+9.95%	+7.02%
Value of $10,000 Investment[4]		$13,543	$16,066	$14,240
Avg. Ann. Total Return (6/30/13)[5]		+27.21%	+7.25%	+5.46%
Total Annual Operating Expenses[6]	1.49%			
Class C		**1-Year**	**5-Year**	**Inception (5/15/08)**
Cumulative Total Return[2]		+42.74%	+64.94%	+46.05%
Average Annual Total Return[3]		+41.74%	+10.53%	+7.54%
Value of $10,000 Investment[4]		$14,174	$16,494	$14,605
Avg. Ann. Total Return (6/30/13)[5]		+33.04%	+7.82%	+5.99%
Total Annual Operating Expenses[6]	2.20%			
Class R		**1-Year**	**5-Year**	**Inception (5/15/08)**
Cumulative Total Return[2]		+43.40%	+68.46%	+49.31%
Average Annual Total Return[3]		+43.40%	+10.99%	+8.00%
Value of $10,000 Investment[4]		$14,340	$16,846	$14,931
Avg. Ann. Total Return (6/30/13)[5]		+34.67%	+8.27%	+6.44%
Total Annual Operating Expenses[6]	1.70%			
Class R6				**Inception (5/1/13)**
Cumulative Total Return[2]				+6.98%
Aggregate Total Return[7]				+6.98%
Value of $10,000 Investment[4]				$10,698
Aggregate Total Return (6/30/13)[5, 7]				-1.41%
Total Annual Operating Expenses[6]	1.05%			
Advisor Class		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[2]		+44.06%	+72.47%	+376.19%
Average Annual Total Return[3]		+44.06%	+11.52%	+16.89%
Value of $10,000 Investment[4]		$14,406	$17,247	$47,619
Avg. Ann. Total Return (6/30/13)[5]		+35.37%	+8.80%	+16.43%
Total Annual Operating Expenses[6]	1.20%			

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to **franklintempleton.com** or call **(800) 342-5236**.*

20 | Annual Report

Annual Report | 21

22 | Annual Report

Annual Report | 23

Your Fund’s Expenses

Franklin International Small Cap Growth Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

24 | Annual Report

Annual Report | 25

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Global Trust

Statement of Investments, July 31, 2013

Franklin International Growth Fund	Country	Shares	Value
Common Stocks 95.6%			
Aerospace & Defense 2.3%			
MTU Aero Engines AG	Germany	33,900	$ 3,088,924
Biotechnology 2.6%			
CSL Ltd.	Australia	59,150	3,513,719
Capital Markets 3.5%			
Aberdeen Asset Management PLC	United Kingdom	565,900	3,307,044
Azimut Holding SpA	Italy	65,000	1,461,225
			4,768,269
Chemicals 11.0%			
Sika AG	Switzerland	1,290	3,596,338
Symrise AG	Germany	82,000	3,539,529
Syngenta AG	Switzerland	10,035	3,981,265
Umicore SA	Belgium	83,350	3,754,686
			14,871,818
Commercial Banks 5.4%			
Bank of Nova Scotia	Canada	63,201	3,568,687
[a,b] Irish Bank Resolution Corp. Ltd.	Ireland	11,500	—
United Overseas Bank Ltd.	Singapore	222,312	3,754,035
			7,322,722
Diversified Financial Services 2.8%			
Deutsche Boerse AG	Germany	53,700	3,798,740
Electronic Equipment, Instruments & Components 2.2%			
YASKAWA Electric Corp.	Japan	246,000	2,941,700
Energy Equipment & Services 5.3%			
Fugro NV, IDR	Netherlands	59,750	3,640,158
WorleyParsons Ltd.	Australia	176,300	3,492,005
			7,132,163
Food & Staples Retailing 1.2%			
Woolworths Ltd.	Australia	55,990	1,677,349
Health Care Equipment & Supplies 7.8%			
Cochlear Ltd.	Australia	58,353	3,204,573
Elekta AB, B	Sweden	224,220	3,829,086
Essilor International SA	France	31,350	3,507,119
			10,540,778
Household Products 2.3%			
Reckitt Benckiser Group PLC	United Kingdom	44,650	3,177,659
Insurance 2.7%			
Admiral Group PLC	United Kingdom	170,500	3,636,752
Internet & Catalog Retail 2.3%			
Start Today Co. Ltd.	Japan	148,000	3,062,017
Internet Software & Services 2.8%			
MercadoLibre Inc.	Argentina	32,300	3,792,989

Annual Report | 31

Franklin Global Trust

Statement of Investments, July 31, 2013 *(continued)*

Franklin International Growth Fund	Country	Shares	Value
Common Stocks (continued)			
Machinery 2.7%			
Weir Group PLC	United Kingdom	111,000	$ 3,628,665
Media 2.1%			
Kabel Deutschland Holding AG	Germany	25,100	2,830,636
Personal Products 2.5%			
Hengan International Group Co. Ltd.	China	304,600	3,354,050
Pharmaceuticals 5.3%			
Novo Nordisk AS, B	Denmark	23,863	4,036,422
Roche Holding AG	Switzerland	13,000	3,201,555
			7,237,977
Professional Services 5.5%			
Experian PLC	United Kingdom	194,904	3,656,338
SGS SA	Switzerland	1,680	3,801,685
			7,458,023
Road & Rail 2.7%			
DSV AS, B	Denmark	139,000	3,645,820
Semiconductors & Semiconductor Equipment 5.1%			
ARM Holdings PLC	United Kingdom	239,160	3,183,516
ASML Holding NV	Netherlands	41,110	3,696,674
			6,880,190
Software 7.8%			
[a]Check Point Software Technologies Ltd.	Israel	65,800	3,705,198
Dassault Systemes SA	France	28,400	3,731,679
The Sage Group PLC	United Kingdom	596,892	3,184,050
			10,620,927
Textiles, Apparel & Luxury Goods 5.4%			
Burberry Group PLC	United Kingdom	161,500	3,756,716
Luxottica Group SpA, ADR	Italy	67,700	3,554,250
			7,310,966
Trading Companies & Distributors 2.3%			
Noble Group Ltd.	Hong Kong	4,350,318	3,063,725
Total Common Stocks (Cost $112,234,681)			129,356,578
Short Term Investments (Cost $5,673,476) 4.2%			
Money Market Funds 4.2%			
[a,c]Institutional Fiduciary Trust Money Market Portfolio	United States	5,673,476	5,673,476
Total Investments (Cost $117,908,157) 99.8%			135,030,054
Other Assets, less Liabilities 0.2%			279,019
Net Assets 100.0%			$135,309,073

See Abbreviations on page 57.

[a]Non-income producing.

[b]Security has been deemed illiquid because it may not be able to be sold within seven days.

[c]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

34 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 35

36 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 37

Franklin Global Trust

Statement of Investments, July 31, 2013

Franklin International Small Cap Growth Fund	Country	Shares	Value
Common Stocks 94.5%			
Air Freight & Logistics 0.6%			
Panalpina Welttransport Holding AG	Switzerland	50,085	$ 7,303,386
Beverages 3.6%			
C&C Group PLC	Ireland	8,549,230	47,194,568
Building Products 3.8%			
Uponor OYJ	Finland	2,914,028	50,623,692
Capital Markets 2.2%			
ARA Asset Management Ltd.	Singapore	19,736,812	28,575,940
Chemicals 3.6%			
Alent PLC	United Kingdom	8,563,000	48,022,458
Construction & Engineering 4.0%			
Keller Group PLC	United Kingdom	2,055,863	34,596,487
Morgan Sindall PLC	United Kingdom	1,763,732	17,938,362
			52,534,849
Distributors 1.6%			
Headlam Group PLC	United Kingdom	3,555,490	20,716,976
Diversified Consumer Services 2.2%			
Dignity PLC	United Kingdom	1,304,301	29,219,110
Diversified Financial Services 1.7%			
[a,b] RHJ International	Belgium	4,482,971	22,660,341
Electrical Equipment 3.8%			
Prysmian SpA	Italy	2,459,629	49,993,078
Food & Staples Retailing 4.0%			
Sligro Food Group NV	Netherlands	1,477,769	53,408,835
Household Products 1.1%			
McBride PLC	United Kingdom	7,217,120	14,200,404
Industrial Conglomerates 1.6%			
DCC PLC	Ireland	532,730	21,583,794
Insurance 11.7%			
[a] Arch Capital Group Ltd.	United States	861,317	46,640,316
Euler Hermes SA	France	594,041	66,486,863
Fairfax Financial Holdings Ltd.	Canada	104,900	41,659,804
			154,786,983
IT Services 3.0%			
[a,b] Optimal Payments PLC	United Kingdom	14,046,670	39,895,177
Leisure Equipment & Products 4.5%			
[a] Beneteau	France	2,281,800	30,534,617
Sankyo Co. Ltd.	Japan	668,300	29,550,564
			60,085,181
Machinery 6.6%			
Vesuvius PLC	United Kingdom	6,145,300	39,618,033
Zardoya Otis SA	Spain	3,292,706	47,960,532
			87,578,565

38 | Annual Report

Franklin Global Trust

Statement of Investments, July 31, 2013 *(continued)*

Franklin International Small Cap Growth Fund	Country	Shares	Value
Common Stocks (continued)			
Marine 1.6%			
Irish Continental Group PLC	Ireland	687,455	$ 21,032,409
Media 2.6%			
ASATSU-DK Inc.	Japan	1,287,800	33,824,065
Office Electronics 1.5%			
Neopost SA	France	282,393	20,337,103
Personal Products 2.9%			
[b]Aderans Co. Ltd.	Japan	2,666,800	38,344,186
Professional Services 7.9%			
Experian PLC	United Kingdom	1,702,152	31,931,837
Michael Page International PLC	United Kingdom	7,923,970	53,826,553
Sthree PLC	United Kingdom	3,681,360	19,175,879
			104,934,269
Real Estate Management & Development 4.7%			
Daibiru Corp.	Japan	1,798,300	18,896,612
Savills PLC	United Kingdom	4,474,933	42,841,896
			61,738,508
Specialty Retail 6.3%			
[a]Carpetright PLC	United Kingdom	3,006,605	30,133,404
JUMBO SA	Greece	4,966,710	52,853,738
			82,987,142
Trading Companies & Distributors 5.3%			
Grafton Group PLC	Ireland	8,609,832	70,205,651
Transportation Infrastructure 2.1%			
Flughafen Wien AG	Austria	426,220	27,100,583
Total Common Stocks (Cost $1,028,529,471)			1,248,887,253
		Principal Amount*	
Short Term Investments 5.5%			
Time Deposits 5.5%			
Bank of Montreal, 0.04%, 8/01/13	Canada	$22,000,000	22,000,000
Royal Bank of Canada, 0.05%, 8/01/13	Canada	25,000,000	25,000,000
Scotia Capital Markets, 0.01%, 8/01/13	United States	25,000,000	25,000,000
Total Time Deposits (Cost $72,000,000)			72,000,000
Total Investments (Cost $1,100,529,471) 100.0%			1,320,887,253
Other Assets, less Liabilities 0.0%[†]			422,008
Net Assets 100.0%			$1,321,309,261

*The principal amount is stated in U.S. dollars unless otherwise indicated.

[†]Rounds to less than 0.1% of net assets.

[a]Non-income producing.

[b]See Note 9 regarding holdings of 5% voting securities.

Annual Report | The accompanying notes are an integral part of these financial statements. | 39

40 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 41

Franklin Global Trust

Financial Statements *(continued)*

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund
Investment income:		
Dividends (net of foreign taxes)[a]		
Unaffiliated issuers	$ 2,557,031	$ 20,532,133
Non-controlled affiliated issuers (Note 9)	—	175,140
Interest	—	43,779
Total investment income	2,557,031	20,751,052
Expenses:		
Management fees (Note 3a)	812,246	7,020,682
Administrative fees (Note 3b)	132,270	1,078,835
Distribution fees: (Note 3c)		
Class A	79,639	634,859
Class C	34,200	206,275
Class R	936	61,254
Transfer agent fees: (Note 3e)		
Class A	25,423	277,903
Class C	3,276	26,757
Class R	179	16,108
Class R6	570	5,141
Advisor Class	61,439	721,669
Special servicing agreement fees (Note 10)	1,749	188,483
Custodian fees (Note 4)	15,253	165,681
Reports to shareholders	14,455	74,127
Registration and filing fees	78,862	159,407
Professional fees	46,649	57,947
Trustees' fees and expenses	4,348	35,947
Other	16,560	20,895
Total expenses	1,328,054	10,751,970
Expense reductions (Note 4)	—	(224)
Expenses waived/paid by affiliates (Note 3f)	(29,615)	(502,929)
Net expenses	1,298,439	10,248,817
Net investment income	1,258,592	10,502,235
Realized and unrealized gains (losses):		
Net realized gain (loss) from:		
Investments:		
Unaffiliated issuers	(1,924,612)	32,401,819
Non-controlled affiliated issuers (Note 9)	—	(1,394,168)
Foreign currency transactions	53,847	474,268
Net realized gain (loss)	(1,870,765)	31,481,919
Net change in unrealized appreciation (depreciation) on:		
Investments	12,710,209	248,836,664
Translation of other assets and liabilities denominated in foreign currencies	6,060	4,140
Net change in unrealized appreciation (depreciation)	12,716,269	248,840,804
Net realized and unrealized gain (loss)	10,845,504	280,322,723
Net increase (decrease) in net assets resulting from operations	$12,104,096	$290,824,958
[a]Foreign taxes withheld on dividends	$ 193,194	$ 1,345,439

Annual Report | The accompanying notes are an integral part of these financial statements. | 43

Franklin Global Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of five separate funds, two of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Effective May 1, 2013, the Funds began offering a new class of shares, Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. The Franklin International Small Cap Growth Fund was closed to new investors with limited exceptions effective at the close of market June 3, 2013.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value. Time deposits are valued at cost, which approximates market value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily

44 | Annual Report

Franklin Global Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S.

Annual Report | 45

Franklin Global Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of July 31, 2013, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

46 | Annual Report

Franklin Global Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report | 47

Franklin Global Trust

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest

At July 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

	Franklin International Growth Fund		Franklin International Small Cap Growth Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended July 31, 2013				
Shares sold	1,926,855	$ 19,679,198	7,000,579	$ 123,771,676
Shares issued in reinvestment of distributions	18,436	185,285	538,112	8,808,877
Shares redeemed	(618,624)	(6,252,533)	(7,310,499)	(130,535,805)
Net increase (decrease)	1,326,667	$ 13,611,950	228,192	$ 2,044,748
Year ended July 31, 2012				
Shares sold	1,726,000	$ 15,480,928	6,505,459	$ 93,954,559
Shares issued in reinvestment of distributions	13,182	107,300	585,983	7,711,537
Shares redeemed	(1,149,478)	(10,148,664)	(4,763,742)	(68,839,554)
Net increase (decrease)	589,704	$ 5,439,564	2,327,700	$ 32,826,542
Class C Shares:				
Year ended July 31, 2013				
Shares sold	171,430	$ 1,716,458	754,397	$ 13,288,517
Shares issued in reinvestment of distributions	880	8,760	39,174	637,754
Shares redeemed	(64,007)	(647,975)	(268,574)	(4,602,294)
Net increase (decrease)	108,303	$ 1,077,243	524,997	$ 9,323,977
Year ended July 31, 2012				
Shares sold	215,332	$ 1,901,278	266,631	$ 3,852,261
Shares issued in reinvestment of distributions	1,109	8,964	41,188	539,558
Shares redeemed	(236,483)	(2,026,379)	(491,336)	(7,062,066)
Net increase (decrease)	(20,042)	$ (116,137)	(183,517)	$ (2,670,247)
Class R Shares:				
Year ended July 31, 2013				
Shares sold	12,432	$ 128,054	285,489	$ 4,949,202
Shares issued in reinvestment of distributions	122	1,228	32,546	532,123
Shares redeemed	(2,697)	(27,539)	(382,740)	(6,807,260)
Net increase (decrease)	9,857	$ 101,743	(64,705)	$ (1,325,935)
Year ended July 31, 2012				
Shares sold	12,935	$ 118,810	360,326	$ 5,195,469
Shares issued in reinvestment of distributions	42	344	27,962	367,698
Shares redeemed	(1,273)	(11,206)	(182,384)	(2,620,666)
Net increase (decrease)	11,704	$ 107,948	205,904	$ 2,942,501

48 | Annual Report

Franklin Global Trust

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin International Growth Fund		Franklin International Small Cap Growth Fund	
	Shares	Amount	Shares	Amount
Class R6 Shares[a]:				
Year ended July 31, 2013				
Shares sold[b]	2,302,390	$ 24,304,759	11,993,421	$ 221,830,734
Shares redeemed	(175,225)	(1,812,700)	(846,493)	(15,728,400)
Net increase (decrease)	2,127,165	$ 22,492,059	11,146,928	$ 206,102,334
Advisor Class Shares:				
Year ended July 31, 2013				
Shares sold	4,887,441	$ 50,011,577	28,702,155	$ 518,978,550
Shares issued in reinvestment of distributions	6,019	60,607	1,290,322	21,161,288
Shares redeemed[b]	(3,125,315)	(32,548,462)	(14,313,869)	(260,320,978)
Net increase (decrease)	1,768,145	$ 17,523,722	15,678,608	$ 279,818,860
Year ended July 31, 2012				
Shares sold	3,543,124	$ 32,182,750	7,313,966	$ 106,781,437
Shares issued in reinvestment of distributions	3,203	26,072	1,262,598	16,641,040
Shares redeemed	(441,260)	(3,810,192)	(5,719,944)	(81,031,245)
Net increase (decrease)	3,105,067	$ 28,398,630	2,856,620	$ 42,391,232

[a]For the period May 1, 2013 (effective date) to July 31, 2013.

[b]Effective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report | 49

Franklin Global Trust

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

a. Management Fees

The Franklin International Growth Fund pays an investment management fee to FT Institutional based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.725%	Over $6.5 billion, up to and including $11.5 billion
0.700%	Over $11.5 billion, up to and including $16.5 billion
0.690%	Over $16.5 billion, up to and including $19 billion
0.680%	Over $19 billion, up to and including $21.5 billion
0.670%	In excess of $21.5 billion

The Franklin International Small Cap Growth Fund pays an investment management fee to Advisers of 0.95% per year of the average daily net assets of the fund.

Effective May 1, 2013, the Funds combined their investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Franklin International Growth Fund paid fees to FT Institutional based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

Prior to May 1, 2013, the Franklin International Small Cap Growth Fund paid an investment management fee to Advisers of 0.75% per year of the average daily net assets of the fund.

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to the Franklin International Small Cap Growth Fund. The subadvisory fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the fund.

50 | Annual Report

Franklin Global Trust

Notes to Financial Statements (continued)

3. Transactions with Affiliates (continued)

b. Administrative Fees

Effective May 1, 2013, under an agreement with FT Institutional and Advisers, FT Services provides administrative services to the Funds. The fee is paid by FT Institutional and Advisers based on the average daily net assets, and is not an additional expense of the Funds.

Prior to May 1, 2013, the Funds paid administrative fees to FT Services of 0.20% per year of the average daily net assets of each of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds' shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds' Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund
Reimbursement Plans:		
Class A	0.35%	0.35%
Compensation Plans:		
Class C	1.00%	1.00%
Class R	0.50%	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised

Annual Report | 51

Franklin Global Trust

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

d. Sales Charges/Underwriting Agreements *(continued)*

the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund
Sales charges retained net of commissions paid to unaffiliated broker/dealers	$48,679	$190,061
CDSC retained	$ 1,643	$ 3,781

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes' aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended July 31, 2013, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund
Transfer agent fees	$50,596	$455,995

f. Waiver and Expense Reimbursements

FT Institutional has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Franklin International Growth Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the fund do not exceed 1.19%, and Class R6 does not exceed 1.10% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2014.

FT Services had contractually agreed in advance to waive or limit its respective fees and to assume as its own expense certain expenses otherwise payable by the Franklin International Small Cap Growth Fund so that the expenses excluding distribution fees for Class A, Class C, Class R and Advisor Class of the fund did not exceed 0.95% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) through November 30, 2012. Effective December 1, 2012, the contractual fee waiver was eliminated.

52 | Annual Report

Franklin Global Trust

Notes to Financial Statements *(continued)*

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended July 31, 2013, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At July 31, 2013, the Franklin International Growth Fund had capital loss carryforwards as follows:

Capital loss carryforwards subject to expiration:	
2016	$ 53,986
2017	61,505
2018	328,112
2019	106,535
Capital loss carryforwards not subject to expiration:	
Short term	2,663,721
Long term	2,879,701
Total capital loss carryforwards	$6,093,560

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At July 31, 2013, the Franklin International Small Cap Growth Fund deferred post-October capital losses of $1,548,658.

The tax character of distributions paid during the years ended July 31, 2013 and 2012, was as follows:

	Franklin International Growth Fund		Franklin International Small Cap Growth Fund	
	2013	2012	2013	2012
Distributions paid from:				
Ordinary income	$811,120	$476,744	$ 9,196,360	$15,196,289
Long term capital gain	—	—	23,483,580	11,356,992
	$811,120	$476,744	$32,679,940	$26,553,281

Annual Report | 53

Franklin Global Trust

Notes to Financial Statements *(continued)*

5. Income Taxes *(continued)*

At July 31, 2013, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund
Cost of investments	$118,096,827	$1,101,912,123
Unrealized appreciation	$ 20,437,171	$ 236,443,349
Unrealized depreciation	(3,503,944)	(17,468,219)
Net unrealized appreciation (depreciation)	$ 16,933,227	$ 218,975,130
Distributable earnings – undistributed ordinary income	$ 1,144,747	$ 17,836,289

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2013, were as follows:

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund
Purchases	$77,449,690	$609,226,428
Sales	$24,696,576	$181,416,604

7. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Franklin International Growth Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

54 | Annual Report

Franklin Global Trust

Notes to Financial Statements *(continued)*

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin International Small Cap Growth Fund for the year ended July 31, 2013, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates							
Aderans Co. Ltd.	1,300,200	1,480,800	114,200	2,666,800	$ 38,344,186	$175,140	$ (36,768)
Optimal Payments PLC	14,046,670	—	—	14,046,670	39,895,177	—	—
RHJ International	4,225,082	403,700	145,811	4,482,971	22,660,341	—	(1,357,400)
Total Affiliated Securities (Value is 7.64% of Net Assets)					$100,899,704	$175,140	$(1,394,168)

10. Special Servicing Agreement

At July 31, 2013, 16.45% and 15.53%, respectively, of the Franklin International Growth Fund and Franklin International Small Cap Growth Funds' outstanding shares were held by one or more of the Allocator Funds.

Annual Report | 55

Franklin Global Trust

Notes to Financial Statements *(continued)*

12. Fair Value Measurements *(continued)*

	Level 1	Level 2	Level 3	Total
Franklin International Small Cap Growth Fund				
Assets:				
Investments in Securities:				
Equity Investments[a]	$1,248,887,253	$ —	$ —	$1,248,887,253
Short Term Investments	—	72,000,000	—	72,000,000
Total Investments in Securities	$1,248,887,253	$72,000,000	$ —	$1,320,887,253

[b]Includes securities determined to have no value at July 31, 2013.

13. New Accounting Pronouncements

14. Subsequent Events

Abbreviations

Selected Portfolio

ADR - American Depositary Receipt
IDR - International Depositary Receipt

Annual Report | 57

Franklin Global Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Global Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin International Growth Fund and Franklin International Small Cap Growth Fund (separate portfolios of Franklin Global Trust, hereafter referred to as the “Funds”) at July 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2013

58 | Annual Report

Franklin Global Trust

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Franklin International Small Cap Growth Fund hereby reports the maximum amount allowable but no less than $23,483,580 as a long term capital gain dividend for the fiscal year ended July 31, 2013.

Under Section 871(k)(2)(C) of the Code, the Franklin International Small Cap Growth Fund hereby reports the maximum amount allowable but no less than $799,049 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2013.

Franklin International Growth Fund	Franklin International Small Cap Growth Fund
$2,231,807	$15,580,869

At July 31, 2013, more than 50% of the Funds' total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Funds on these investments. As shown in the table below, the Funds hereby report to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 14, 2012, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Funds, to Class A, Class C, Class R, and Advisor Class shareholders of record.

Class	Foreign Tax Per Share	Foreign Source Income Per Share	Foreign Qualified Dividends Per Share
Franklin International Growth Fund			
Class A	0.0269	0.2614	0.1806
Class C	0.0269	0.1509	0.1043
Class R	0.0269	0.2397	0.1658
Advisor Class	0.0269	0.3021	0.2088

Annual Report | 59

Franklin Global Trust

Tax Information (unaudited) *(continued)*

Class	Foreign Tax Per Share	Foreign Source Income Per Share	Foreign Qualified Dividends Per Share
Franklin International Small Cap Growth Fund			
Class A	0.0114	0.0965	0.0736
Class C	0.0114	0.0439	0.0335
Class R	0.0114	0.0953	0.0727
Advisor Class	0.0114	0.1179	0.0899

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.[1]

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.[1]

60 | Annual Report

Franklin Global Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2000	139	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	113	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).
Principal Occupation During at Least the Past 5 Years: Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (August 2012); and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2000	139	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products) (1994-2013), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

Annual Report | 61

62 | Annual Report

Annual Report | 63

64 | Annual Report

Annual Report | 65

Franklin Global Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 26, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged Funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared a Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Funds and their shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

66 | Annual Report

Franklin Global Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of the largest share class of the particular Fund in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2012, and for additional periods ended that date depending on when a particular Fund commenced operations. The following summarizes the performance results for each of the Funds and the Board’s view of such performance.

Annual Report | 67

Franklin Global Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Franklin International Growth Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional international multi-cap growth funds as selected by Lipper. The Fund has been in operation for only four full years at the date of the Lipper report, which showed the total return of the Fund’s Class A shares to be in the highest performing quintile of its performance universe in 2012, and on an annualized basis to be in either the highest or second-highest performing quintile of such universe during each of the previous three years. The Board was satisfied with the Fund’s performance as shown in the Lipper report.

Franklin International Small Cap Growth Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional international small/mid-cap growth funds as selected by Lipper. The Lipper report showed the total return of the Fund’s Advisor Class shares for the one-year period to be in the highest performing quintile of such performance universe, and on an annualized basis to be in either the highest performing quintile or second-highest performing quin-tile of such universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of the share class, or dominant share class of each Fund having multiple share classes, with those of a comparative share class within a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to each Fund as being part of the management fee. The contractual investment management fee rate for Franklin International Small Cap Growth Fund was within two basis points of the median of its Lipper expense group and its actual total expense ratio was below the median of its expense group. The Board was satisfied with the comparative expenses of such Fund, noting they had been subsidized by management during 2012. The contractual investment management fee rate and actual total expense ratio of Franklin International Growth Fund were within three and five basis points, respectively, above the medians of its Lipper expense group. The Board found such expenses to be acceptable, noting they were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Funds. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin

68 | Annual Report

Franklin Global Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, and taking into account the fact that the expenses of each Fund had been or were being subsidized through fee waivers, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fee structure under the investment management agreement for Franklin International Growth Fund contains breakpoints that continue to asset levels that exceed the present size of the Fund. The Board believed that to the extent economies of scale may be realized in the management of the Fund there was a sharing of benefits with the Fund and

Annual Report | 69

Franklin Global Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

its shareholders while questioning whether economies of scale did in fact exist given the size of the Fund and the fact that expenses were being subsidized by management. The fee structure under the investment management agreement for Franklin International Small Cap Growth Fund provides a flat fee of 0.75% at all asset levels. In view of the nature of this Fund, as well as the fact that its expenses had been historically subsidized by management fee waivers, the Board questioned whether management had benefited from economies of scale in its operation. It was noted, however, that management discontinued its fee waivers for the Fund whose net assets had grown to approximately $693 million at December 31, 2012, and the Board intends to monitor growth and the appropriateness of adding breakpoints in the future.

In addition to its investment management agreement, each Fund is provided administrative services under a separate administrative agreement at a fixed fee of 20 basis points. At the February 26, 2013, Board meeting, the Board eliminated the separate agreements and approved a new form of investment management agreement for the Funds combining the furnishing of investment advisory and administrative services into a single agreement. In approving the new form of investment management agreement, the Board took into account the fact that the types of services and aggregate fee, including breakpoints, would be the same as provided under the previous separate agreements and that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee. The Board also noted that combining the services under the new form of investment management agreement would have no impact on management’s existing subsidization of expenses through fee waivers.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

70 | Annual Report

Franklin Global Trust

Shareholder Information (continued)

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 71

This page intentionally left blank.

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | **INTERNATIONAL** | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

FRANKLIN GLOBAL TRUST

Investment Managers
Franklin Advisers, Inc.
Franklin Templeton Institutional, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

FGT3 A 09/13

JULY 31, 2013

A series of Franklin Global Trust

ANNUAL REPORT

Franklin Templeton Emerging Market Debt Opportunities Fund

FRANKLIN TEMPLETON INSTITUTIONAL

Contents

Annual Report

Franklin Templeton Emerging Market Debt Opportunities Fund 1

Performance Summary 7

Your Fund's Expenses 9

Consolidated Financial Highlights and Consolidated Statement of Investments ... 11

Consolidated Financial Statements 18

Notes to Consolidated Financial Statements 21

Report of Independent Registered Public Accounting Firm 39

Tax Information 40

Board Members and Officers 42

Shareholder Information 47

Annual Report

Franklin Templeton Emerging Market Debt Opportunities Fund

Your Fund's Goal and Main Investments: Franklin Templeton Emerging Market Debt Opportunities Fund seeks high total return through investing in debt securities of emerging market countries, mainly securities issued by sovereign and sub-sovereign government entities, but also including securities issued by corporate entities.

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit **ftinstitutional.com** or call a Franklin Templeton Institutional Services representative at **(800) 321-8563** for most recent month-end performance.*

We are pleased to bring you Franklin Templeton Emerging Market Debt Opportunities Fund's annual report for the fiscal year ended July 31, 2013.

Performance Overview

Franklin Templeton Emerging Market Debt Opportunities Fund delivered a +6.40% cumulative total return for the 12 months under review. In comparison, the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global Diversified Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, had a -1.32% total return, and the Fund's second benchmark, the JPM Government Bond Index-Emerging Markets (GBI-EM) Broad Diversified Index (US$ Unhedged), which tracks local currency bonds issued in emerging markets, had a -0.89%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). **The SOI begins on page 12.**

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Annual Report | 1

Portfolio Breakdown
Based on Total Net Assets as of 7/31/13

Foreign Government & Agency Securities	48.9%
Quasi-Sovereign & Corporate Bonds	23.7%
Loan Participation Notes	9.4%
Warrants	3.8%
Credit-Linked Notes	1.4%
Private Limited Partnership Fund	0.7%
Options Purchased	0.2%
Short-Term Investments & Other Net Assets	11.9%

total return.[1] Also for comparison, the Fund's third benchmark, the Bank of America Merrill Lynch (BofAML) Emerging Markets Credit Plus (EMC+) Index (100% US$ Hedged), which tracks the performance of U.S. dollar-denominated and euro-denominated emerging market, cross-over quasi-government and corporate debt of issuers whose country of risk has a BBB or lower foreign currency long-term debt rating, generated a +9.10% total return.[2] For further comparison, the BofAML Emerging Markets Corporate Plus (EMCB) Index (100% US$ Hedged), which tracks the performance of U.S. dollar-denominated and euro-denominated emerging market non-sovereign debt publicly issued within the major domestic and Eurobond markets, had a +2.29% return.[2] You can find more performance data in the Performance Summary beginning on page 7.

Economic and Market Overview

During the 12-month reporting period, emerging market sovereign debt generally had small losses. Although emerging market corporate debt generated a modest positive return, this performance masked the market's volatility. Over most of the period, emerging market debt as a whole registered healthy returns, as the yield premium offered by many emerging market issues over "safe-haven" sovereign debt remained attractive to investors, as did what many saw as favorable fiscal and debt fundamentals.

However, the U.S. Federal Reserve Board in May warned about eventually scaling back its quantitative easing, triggering speculation about a potential reduction in global liquidity that could hurt emerging market asset demand. A sharp rise in U.S. Treasury yields, the pricing benchmark for U.S. dollar-denominated emerging market bonds, weighed on hard currency-denominated emerging market bonds, as did a significant widening of such bonds' credit risk premiums over U.S. Treasuries. A concurrent U.S. dollar rally led many emerging market currencies to depreciate against the U.S. dollar. These headwinds resulted in some of the largest negative monthly returns since 2011 for emerging market debt in May and June 2013.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2. Source: Merrill Lynch, used with permission. MERRILL LYNCH IS LICENSING THE MERRILL LYNCH INDICES "AS IS," MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE MERRILL LYNCH INDICES OR ANY DATA INCLUDED THEREIN OR DERIVED THEREFROM, AND ASSUMES NO LIABILITY IN CONNNECTION WITH THEIR USE.

The indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

2 | Annual Report

After the continued easing of monetary policy by many emerging market central banks in 2012 and early 2013, widespread volatility in May and June 2013 generally pushed yields on local currency-denominated bonds higher. Central banks in some countries, including Brazil and Indonesia, raised benchmark rates as they sought to contain growing inflationary pressures and support flagging currencies. Brazil's central bank also relaxed capital controls by lifting a tax on foreign portfolio inflows in an effort to stop the real's decline. In a similar monetary tightening policy context, the opposite occurred in Uruguay, as the country introduced restrictions on short-term foreign capital inflows. Non-resident investors had been attracted by the high interest rates and the perceived sounder sovereign credit risk of Uruguay compared to its neighbors.

Conversely, central banks in Poland and Hungary maintained their monetary easing, reducing interest rates to record lows in an effort to boost growth, as the countries continued to be buffeted by the eurozone slowdown. Elsewhere, Mexico's central bank surprised many investors by cutting its benchmark interest rate for the first time in more than three years, despite the Mexican economy's strong performance. The Mexican central bank explained the rate reduction was related to diminishing inflationary pressures and concerns surrounding the impact of excess global liquidity and foreign capital inflows.

Prior to the volatile conditions that began in May, emerging market debt experienced strong demand for new offerings. Many sovereign borrowers — ranging from the highest rated, such as Mexico, Poland and Turkey, to nascent participants such as Tanzania, Bolivia and Paraguay — sought to take advantage of the robust appetite among investors by selling debt, as did numerous quasi-sovereigns and corporations, including Russian lender Sberbank and Chinese real estate developer Yuexiu Property.

Over the 12-month period, emerging market U.S. dollar-denominated sovereign bonds, as measured by the JPM EMBI Global Diversified Index, had a -1.32% return, and local currency-denominated sovereign bonds, represented by the JPM GBI-EM Broad Diversified Index, had a -0.89% return.[1] U.S. dollar-denominated corporate bonds, as measured by the BofAML EMCB Index, returned +2.29%, helped by their lower exposure to U.S. interest rate duration risk.[2]

Investment Strategy

Our portfolio construction process can be summarized in three integral steps — country allocation, currency allocation and issue selection. The first stage of our emerging market debt investment process is identifying the countries for which we have a favorable outlook, which we manage with a bottom-up,

What is duration?

Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is a currency forward contract?

What is a currency option?

A currency option is a derivative financial instrument that gives the owner the right but not the obligation to exchange money denominated in one currency at a pre-agreed exchange rate on a specified date.

Annual Report | 3

Geographic Breakdown*
7/31/13

Country	% of Total Net Assets
Mexico	7.2%
Russia	6.4%
Brazil	6.2%
Ukraine	5.3%
Nigeria	5.2%
Argentina	3.6%
Venezuela	3.0%
South Africa	2.9%
Iraq	2.8%
Ghana	2.7%
Bosnia & Herzegovina	2.5%
Dominican Republic	2.5%
Georgia	2.5%
Jordan	2.4%
Hungary	2.4%
Tunisia	2.2%
Costa Rica	2.0%
Uruguay	1.8%
India	1.8%
China	1.8%
Colombia	1.7%
Republic of Seychelles	1.6%
Trinidad and Tobago	1.5%
El Salvador	1.3%
Kazakhstan	1.3%
Republic of Montenegro	1.3%
Angola	1.2%
Rwanda	1.1%
Serbia	1.0%
Uganda	1.0%
Macedonia	1.0%
Chile	1.0%
Other	8.7%
Short-Term Investments & Other Net Assets	9.1%

*May differ from the SOI because percentages reflect the issuing country of the Fund's long-term securities and include the effect of interest receivable balances.

research-driven perspective. Since the portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark index, there is no requirement to hold issues in any one country. The next decision is whether to take exposure in the form of "hard currency" or local currency instruments. Hard currencies are typically currencies of economically and politically stable industrialized nations, such as the G-7.[3] The last decision concerns security selection. This depends on the shape of the sovereign spread curve and the type of the issue's coupon (fixed or floating). We may seek to manage the Fund's exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk through the use of derivative currency transactions, including currency forward contracts or options.

Manager's Discussion

One of the largest contributors to Fund performance during the 12-month reporting period was exposure to promissory notes guaranteed by quasi-sovereign Ghanaian lender National Investment Bank.[4] These notes have been in default since the bank renounced the notes guarantee in 2009. Following a February court ruling seen as favorable to investors, the value of the related security held by the Fund increased sharply.

The Fund's holdings in debt issued by Mexican cement company Cemex significantly benefited returns. Cemex took on substantial debt to expand its U.S. operations just before the financial crisis, but the recent revival of the U.S. housing market helped turn around its U.S. division, and allowed the group to narrow its losses and manage its extensive borrowings.

The Fund's position in hard currency-denominated bonds issued by the Republic of Seychelles also had a positive impact on returns after a broadly favorable International Monetary Fund (IMF) review of the country's economic prospects. Following the report, the IMF extended its borrowing facility available to the Republic of Seychelles for another year.

In contrast, the Fund's exposure to certain local currencies weighed on results, particularly the Fund's allocation to the Brazilian real. The real's weakness was sufficient to prompt Brazil's central bank to intervene to support the currency. Another major detractor was the South African rand, which was hampered by worries about perceived structural weaknesses in South Africa's economy and finances, including recurrent problems in the country's labor market, notably in the mining sector.

3. The G-7, or Group of Seven, is an informal forum of finance ministers from seven industrialized nations who meet periodically to discuss economic policies. The G-7 includes Canada, France, Germany, Italy, Japan, the U.K. and the U.S.
4. National Investment Bank is listed as Sphynx Capital Markets in the SOI.

4 | Annual Report

Annual Report | 5

6 | Annual Report

Performance Summary as of 7/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Symbol: FEMDX		Change	7/31/13	7/31/12
Net Asset Value (NAV)		-$0.27	$12.06	$12.33
Distributions (8/1/12–7/31/13)				
Dividend Income	$0.8917			
Short-Term Capital Gain	$0.1156			
Long-Term Capital Gain	$0.0569			
Total	**$1.0642**			

Performance[1]

		1-Year	5-Year	Inception (5/24/06)
Cumulative Total Return[2]		+6.40%	+47.60%	+83.63%
Average Annual Total Return[3]		+6.40%	+8.10%	+8.82%
Value of $50,000 Investment[4]		$53,200	$73,802	$91,818
Avg. Ann. Total Return (6/30/13)[5]		+8.06%	+8.11%	+8.82%
Total Annual Operating Expenses[6]				
Without Waiver	1.11%			
With Waiver	1.01%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***ftinstitutional.com*** *or call a Franklin Templeton Institutional Services representative at* ***(800) 321-8563****.*

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that Fund expenses (excluding acquired fund fees and expenses) do not exceed 1.00% (other than nonroutine expenses) until 11/30/13. The investment manager also has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the terms set forth.

Annual Report | 7

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $50,000 Investment[1]

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The indexes are unmanaged and include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Average Annual Total Return

	7/31/13
1-Year	+6.40%
5-Year	+8.10%
Since Inception (5/24/06)	+8.82%

5/24/06–7/31/13

$100,000
$75,000
$50,000
$25,000
5/06
7/07
7/09
7/11
7/13
$91,818
$89,867
$87,965
$87,730
$82,908
Franklin Templeton Emerging Market Debt Opportunities Fund
JPM EMBI Global Diversified Index[7]
JPM GBI-EM Broad Diversified Index[7]
BofAML EMC+ Index[8]
BofAML EMCB Index[8]

Endnotes

All investments involve risks, including possible loss of principal. Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments (the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.); trading practices (government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.); availability of information (foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers); limited markets (the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile); and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries. The Fund's use of derivatives and foreign currency techniques involve special risks as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

1. Fund investment results reflect the expense reduction, without which the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $50,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: © 2013 Morningstar: The JPM EMBI Global Diversified Index is a uniquely weighted version of the JPM EMBI Global Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index includes all countries except those that have been classified by the World Bank as high income for the past two consecutive years. The diversified index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. Both indexes cover the same countries. The JPM GBI-EM Broad Diversified Index tracks local currency bonds issued by emerging markets. Weightings among countries are more evenly distributed within the index.
8. Source: Merrill Lynch, used with permission. The BofAML EMC+ Index (100% US$ Hedged) tracks the performance of U.S. dollar-denominated and euro-denominated emerging market, cross-over quasi-government and corporate debt of issuers whose country of risk has a BBB or lower foreign currency long-term debt rating. The BofAML EMCB Index (100% US$ Hedged) tracks the performance of U.S. dollar-denominated and euro-denominated emerging market non-sovereign debt publicly issued within the major domestic and Eurobond markets. The indexes are 100% hedged to the dollar.

8 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 9

10 | Annual Report

Annual Report | The accompanying notes are an integral part of these consolidated financial statements. | 11

Franklin Global Trust

Consolidated Statement of Investments, July 31, 2013

Franklin Templeton Emerging Market Debt Opportunities Fund	Country	Warrants	Value
Warrants 3.8%			
[a]Central Bank of Nigeria, wts., 11/15/20	Nigeria	64,000	$ 11,424,000
[a]Government of Venezuela, Oil Value Recovery wts., 4/15/20	Venezuela	376,500	10,330,219
Total Warrants (Cost $22,541,085)			21,754,219
		Principal Amount*	
Quasi-Sovereign and Corporate Bonds 23.7%			
Beverages 1.0%			
CEDC Finance Corp. International Inc.,			
[b]secured note, PIK, 10.00%, 4/30/18	Russia	1,937,530	1,505,556
senior secured note, first lien, 8.00% to 4/30/14, 9.00% to 4/31/15, 10.00% thereafter, 4/30/18	Russia	4,500,791	3,981,332
			5,486,888
Building Products 2.0%			
Cemex Espana Luxembourg, senior secured note,			
[c]144A, 9.875%, 4/30/19	Mexico	4,366,000	4,891,186
[d]Reg S, 9.25%, 5/12/20	Mexico	5,790,000	6,353,975
			11,245,161
Chemicals 0.9%			
[c]Braskem Finance Ltd., senior note, 144A, 5.375%, 5/02/22	Brazil	4,450,000	4,182,266
[c]Mexichem SAB de CV, senior note, 144A, 4.875%, 9/19/22	Mexico	1,100,000	1,084,875
			5,267,141
Commercial Banks 2.5%			
[c]Fidelity Bank PLC, senior note, 144A, 6.875%, 5/09/18	Nigeria	6,650,000	6,359,062
[a,f]Sphynx Capital Markets, (National Investment Bank of Ghana), PTN, zero cpn., 2/05/09	Ghana	8,000,000	7,828,000
			14,187,062
Consumer Finance 1.3%			
[d]HSBK (Europe) BV, senior note, Reg S, 7.25%, 5/03/17	Kazakhstan	6,700,000	7,103,407
Diversified Telecommunication Services 0.8%			
[c]Bharti Airtel International, senior note, 144A, 5.125%, 3/11/23	India	4,600,000	4,278,000
Electrical Equipment 0.6%			
EGE Haina Finance Co., senior secured note,			
[c]144A, 9.50%, 4/26/17	Dominican Republic	620,000	635,113
[d]Reg S, 9.50%, 4/26/17	Dominican Republic	2,700,000	2,765,812
			3,400,925
Food & Staples Retailing 0.9%			
[d]JBS Finance II Ltd., senior note, Reg S, 8.25%, 1/29/18	Brazil	5,100,000	5,386,875
Food Products 0.9%			
[d]Agrokor DD, senior bond, Reg S, 9.875%, 5/01/19	Croatia	3,600,000 EUR	5,315,383
Independent Power Producers & Energy Traders 0.5%			
[d,g]Cia Energetica de Sao Paulo, senior note, Reg S, Index Linked, 9.75%, 1/15/15	Brazil	4,000,000 BRL	2,587,756

12 | Annual Report

Franklin Global Trust

Consolidated Statement of Investments, July 31, 2013 *(continued)*

Franklin Templeton Emerging Market Debt Opportunities Fund	Country	Principal Amount*	Value
Quasi-Sovereign and Corporate Bonds (continued)			
Media 0.7%			
[d]Central European Media Enterprises Ltd., senior secured note, Reg S, 11.625%, 9/15/16	Czech Republic	2,750,000 EUR	$ 3,861,090
Metals & Mining 2.0%			
[d]Ferrexpo Finance PLC, senior bond, Reg S, 7.875%, 4/07/16	Ukraine	5,900,000	5,571,812
[d]Vedanta Resources PLC, senior note, Reg S, 9.50%, 7/18/18	India	4,900,000	5,519,850
			11,091,662
Municipal Bonds 3.4%			
Province Del Neuquen,			
[c]secured note, 144A, 7.875%, 4/26/21	Argentina	5,170,000	4,665,925
[d]secured note, Reg S, 7.875%, 4/26/21	Argentina	6,518,900	5,883,307
[d]senior secured note, Reg S, 8.656%, 10/18/14	Argentina	712,938	723,632
Province of Salta Argentina, senior secured note,			
[c]144A, 9.50%, 3/16/22	Argentina	4,500,000	4,027,185
[d]Reg S, 9.50%, 3/16/22	Argentina	4,710,000	4,215,121
			19,515,170
Oil, Gas & Consumable Fuels 2.4%			
[c]Georgian Oil & Gas Corp., 144A, 6.875%, 5/16/17	Georgia	5,000,000	5,181,250
Petro Co. of Trinidad and Tobago Ltd., senior note,			
[c]144A, 6.00%, 5/08/22	Trinidad and Tobago	900,000	947,250
[d]Reg S, 6.00%, 5/08/22	Trinidad and Tobago	7,350,000	7,689,607
			13,818,107
Real Estate Management & Development 1.7%			
[d]Franshion Development Ltd., senior note, Reg S, 6.75%, 4/15/21	China	4,000,000	4,151,240
[d]Yuexiu Property Co. Ltd., senior note, Reg S, 4.50%, 1/24/23	China	6,400,000	5,667,680
			9,818,920
Road & Rail 0.6%			
[c]Georgian Railway LLC, senior bond, 144A, 7.75%, 7/11/22	Georgia	2,900,000	3,205,704
Specialty Retail 1.4%			
[c]Edcon Pty. Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	6,600,000 EUR	8,141,063
Thrifts & Mortgage Finance 0.0%[†]			
[e]Astana Finance BV, 7.875%, 6/08/10	Kazakhstan	2,300,000 EUR	198,865
Transportation Infrastructure 0.1%			
[g]Concessionaria Ecovias Dos Imigrantes SA, senior note, Index Linked, 3.80%, 4/15/20	Brazil	1,600[h] BRL	687,906
Total Quasi-Sovereign and Corporate Bonds (Cost $126,620,671)			134,597,085
[i]Loan Participation Notes 9.4%			
[c]Alfa Bond Issuance PLC (Alfa Bank OJSC), 144A, 7.50%, 9/26/19	Russia	4,400,000	4,636,500
[d]Credit Suisse First Boston International (City of Kyiv), secured bond, Reg S, 8.00%, 11/06/15	Ukraine	7,300,000	6,901,457

Annual Report | 13

Franklin Global Trust

Consolidated Statement of Investments, July 31, 2013 *(continued)*

Franklin Templeton Emerging Market Debt Opportunities Fund	Country	Principal Amount*	Value
[i]Loan Participation Notes (continued)			
[d]Federal Grid Co. OJSC/Finance Ltd., Reg S, 8.446%, 3/13/19 . . .	Russia	105,000,000 RUB	$ 3,142,913
[f,j]Merrill Lynch & Co. Inc. (Government of Iraq), FRN, 0.75%, 1/01/28 . . .	Iraq	628,776,638 JPY	4,051,496
[c]RSHB Capital SA (Russian Agricultural Bank OJSC), senior sub. note, 144A, 6.00% to 6/03/16, FRN thereafter, 6/03/21 . . .	Russia	7,000,000	7,035,000
[d]Rubrika Finance Co. Ltd. (International Bank of Azerbaijan), Reg S, 8.50%, 10/22/13 . . .	Azerbaijan	4,000,000	4,032,500
[d]RZD Capital Ltd. (Russian Railways), senior note, Reg S, 8.30%, 4/02/19 . . .	Russia	300,000,000 RUB	9,316,680
[d]SB Capital SA (Sberbank), senior note, Reg S, 5.717%, 6/16/21 . . .	Russia	4,000,000	4,167,300
SSB #1 PLC (OJSC State Savings Bank of Ukraine), senior note, 8.25%, 3/10/16 . . .	Ukraine	11,000,000	10,387,740
Total Loan Participation Notes (Cost $52,406,393) . . .			53,671,586
[k]Credit-Linked Notes 1.4%			
[j]Deutsche Bank AG/London, (Government of Angola), senior note, FRN, 5.319%, 6/21/16 . . .	Angola	5,250,000 EUR	6,774,043
[c]ING Bank NV, (Government of Ukraine), 144A, 5.50%, 8/25/15 . . .	Ukraine	11,000,000 UAH	1,270,913
Total Credit-Linked Notes (Cost $8,788,213) . . .			8,044,956
Foreign Government and Agency Securities 48.9%			
Banque Centrale de Tunisie,			
[d]Reg S, 4.50%, 6/22/20 . . .	Tunisia	3,961,000 EUR	5,031,820
senior bond, 4.30%, 8/02/30 . . .	Tunisia	610,000,000 JPY	4,749,061
senior bond, 4.20%, 3/17/31 . . .	Tunisia	300,000,000 JPY	2,272,785
[l]Bonos De La Tesoreria De La Republica, Index Linked, 3.00%,			
1/01/32 . . .	Chile	1,376,993,400 CLP	2,859,496
1/01/42 . . .	Chile	1,376,993,400 CLP	2,879,903
The Development and Investment Projects Fund of the Jordan Armed Forces and Security Corps., senior note, 6.14%, 12/16/19 . . .	Jordan	2,860,000	2,745,600
[e]Government of Argentina, 11.75%, 5/20/11 . . .	Argentina	3,000,000 DEM	714,126
[j]Government of Bosnia & Herzegovina,			
FRN, 1.063%, 12/11/17 . . .	Bosnia & Herzegovina	2,650,000 DEM	1,568,018
senior bond, B, FRN, 1.063%, 12/11/21 . . .	Bosnia & Herzegovina	22,772,878 DEM	12,855,289
Government of Colombia, senior bond, 4.375%, 7/12/21 . . .	Colombia	9,000,000	9,418,545
[c]Government of Costa Rica, 144A, 10.58%,			
9/23/15 . . .	Costa Rica	3,400,000,000 CRC	7,429,503
6/22/16 . . .	Costa Rica	1,660,000,000 CRC	3,700,476
[c]Government of the Dominican Republic, 144A,			
10.50%, 8/09/13 . . .	Dominican Republic	210,000,000 DOP	5,018,251
11.70%, 6/06/14 . . .	Dominican Republic	60,000,000 DOP	1,491,853
12.50%, 2/09/18 . . .	Dominican Republic	149,000,000 DOP	3,861,146
Government of Ecuador,			
[j]FRN, 1.313%, 2/27/15 . . .	Ecuador	387,563	348,807
[d]Reg S, 9.375%, 12/15/15 . . .	Ecuador	1,900,000	1,982,698
[d]Government of Egypt, senior note, Reg S, 6.875%, 4/30/40 . . .	Egypt	2,000,000	1,502,100

14 | Annual Report

Franklin Global Trust

Consolidated Statement of Investments, July 31, 2013 *(continued)*

Franklin Templeton Emerging Market Debt Opportunities Fund	Country	Principal Amount*	Value
Foreign Government and Agency Securities (continued)			
[d]Government of El Salvador, senior bond, Reg S, 7.65%, 6/15/35	El Salvador	7,400,000	$ 7,392,193
[c]Government of Georgia, 144A, 6.875%, 4/12/21	Georgia	4,900,000	5,368,563
Government of Ghana,			
13.30%, 9/30/13	Ghana	4,500,000 GHS	2,141,201
13.00%, 6/02/14	Ghana	2,100,000 GHS	958,934
23.00%, 8/21/17	Ghana	7,900,000 GHS	4,125,091
[d,a]Government of Grenada, Reg S, 4.50% to 9/15/13, 6.00% to 9/15/15, 8.00% to 9/15/17, 8.50% to 9/15/18, 9.00% thereafter, 9/15/25	Grenada	9,800,000	3,154,375
[c]Government of Honduras, 144A, 7.50%, 3/15/24	Honduras	3,200,000	2,652,000
[d]Government of Hungary, Reg S, 6.00%, 1/11/19	Hungary	4,000,000 EUR	5,600,142
Government of Iraq,			
[d]Reg S, 5.80%, 1/15/28	Iraq	11,000,000	9,342,905
[f,j]Tranche A3, Sumitomo Corp. Loan, FRN, 0.75%, 1/01/28	Iraq	359,288,500 JPY	2,315,060
[c]Government of Ivory Coast, 144A, 5.75%, 12/31/32	Ivory Coast	4,854,000	4,313,701
[d]Government of Jordan, Reg S, 3.875%, 11/12/15	Jordan	11,000,000	10,910,625
Government of Macedonia, senior bond, 4.625%, 12/08/15	Macedonia	4,242,000 EUR	5,661,696
Government of Mexico, 3.625%, 3/15/22	Mexico	10,000,000	9,998,750
[d]Government of Mongolia, Reg S, 5.125%, 12/05/22	Mongolia	4,800,000	4,180,224
Government of Montenegro, 7.875%, 9/14/15	Republic of Montenegro	4,900,000 EUR	6,844,204
Government of Nigeria, 16.39%, 1/27/22	Nigeria	828,000,000 NGN	5,833,636
[c]Government of Paraguay, 144A, 4.625%, 1/25/23	Paraguay	1,800,000	1,701,630
[d]Government of Rwanda, Reg S, 6.625%, 5/02/23	Rwanda	6,600,000	5,980,260
Government of Seychelles, 5.00% to 1/01/15, 7.00% to 1/01/18, 8.00% thereafter, 1/01/26	Republic of Seychelles	10,500,000	9,005,588
Government of South Africa,			
8.00%, 12/21/18	South Africa	35,500,000 ZAR	3,750,764
[l]Index Linked, 2.25%, 1/31/38	South Africa	42,413,396 ZAR	4,425,662
Government of Turkey,			
[j]FRN, 5.96%, 1/04/17	Turkey	1,940,000 TRY	949,174
[g]Index Linked, 4.00%, 4/29/15	Turkey	8,236,052 TRY	4,321,462
Government of Uganda,			
10.25%, 1/01/15	Uganda	4,430,000,000 UGX	1,652,884
10.00%, 5/21/15	Uganda	1,450,000,000 UGX	529,042
10.25%, 4/21/16	Uganda	2,200,000,000 UGX	781,256
10.75%, 2/22/18	Uganda	2,200,000,000 UGX	751,846
[c]Government of Ukraine, 144A, 9.25%, 7/24/17	Ukraine	5,500,000	5,534,375
[l]Government of Uruguay, Index Linked, 3.70%, 6/26/37	Uruguay	218,485,100 UYU	10,415,793
[d]Government of Venezuela, Reg S, 6.00%, 12/09/20	Venezuela	9,000,000	6,665,625
Hungarian Development Bank, senior bond, 5.875%, 5/31/16	Hungary	5,500,000 EUR	7,620,157
[j]Mexican Bondes Desarroll, FRN, 4.40%, 3/12/15	Mexico	350,000[m] MXN	2,737,221
[l]Mexican Udibonos, Index Linked, 4.00%, 11/15/40	Mexico	1,830,716[m] MXN	15,500,869
[e,n]NK Debt Corp.,			
144A, zero cpn., 3/12/20	North Korea	4,250,000 DEM	138,745
Reg S, zero cpn., 3/12/20	North Korea	18,000,000 DEM	587,624
Reg S, zero cpn., 3/12/20	North Korea	2,000,000 CHF	103,694

Annual Report | 15

Franklin Global Trust

Consolidated Statement of Investments, July 31, 2013 *(continued)*

Franklin Templeton Emerging Market Debt Opportunities Fund	Country	Principal Amount*	Value
Foreign Government and Agency Securities (continued)			
[g]Nota Do Tesouro Nacional, Index Linked, 6.00%,			
8/15/20	Brazil	7,890[h] BRL	$ 8,464,908
8/15/24	Brazil	6,000[h] BRL	6,424,989
8/15/30	Brazil	6,150[h] BRL	6,750,828
[c]Russian Federation, senior bond, 144A, 7.85%, 3/10/18	Russia	60,000,000 RUB	1,918,409
Serbia Treasury Note, 10.00%, 2/21/16	Serbia	500,000,000 RSD	5,660,071
[d,i]Tanzania Government International Bond, Reg S, FRN, 6.45%, 3/08/20	United Republic of Tanzania	4,200,000	4,310,376
Total Foreign Government and Agency Securities (Cost $294,090,600)			277,906,029
		Units	
Private Limited Partnership Fund (Cost $3,874,972) 0.7%			
Diversified Financial Services 0.7%			
[a,n,o,p]Global Distressed Alpha Fund III LP	Bermuda	3,699,833	3,758,772
	Counterparty	**Notional Amount***	
Options Purchased 0.2%			
Puts – Over-the-Counter			
Currency Options 0.2%			
EUR/USD, January Strike Price $1.3135 Expires 1/16/14	GSCO	28,000,000 EUR	649,340
EUR/USD, September Strike Price $1.2985 Expires 9/12/13	GSCO	136,000,000 EUR	689,437
Total Options Purchased (Cost $5,276,809)			1,338,777
Total Investments before Short Term Investments (Cost $513,598,743)			501,071,424
	Country	**Principal Amount***	
Short Term Investments 10.5%			
Foreign Government and Agency Securities 1.4%			
[q]Nigeria Treasury Bills, 8/01/13 - 3/06/14	Nigeria	1,031,140,000 NGN	6,071,086
[q]Uganda Treasury Bill, 12/12/13	Uganda	5,600,000,000 UGX	2,090,819
Total Foreign Government and Agency Securities (Cost $8,116,423)			8,161,905
Total Investments before Money Market Funds (Cost $521,715,166)			509,233,329
		Shares	
Money Market Funds (Cost $51,731,077) 9.1%			
[o,r]Institutional Fiduciary Trust Money Market Portfolio	United States	51,731,077	51,731,077
Total Investments (Cost $573,446,243) 98.6%			560,964,406
Other Assets, less Liabilities 1.4%			7,829,694
Net Assets 100.0%			$568,794,100

16 | Annual Report

Annual Report | The accompanying notes are an integral part of these consolidated financial statements. | 17

Franklin Global Trust

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities
July 31, 2013

	Franklin Templeton Emerging Market Debt Opportunities Fund
Assets:	
Investments in securities:	
Cost - Unaffiliated issuers	$521,715,166
Cost - Sweep Money Fund (Note 7)	51,731,077
Total cost of investments	$573,446,243
Value - Unaffiliated issuers	$509,233,329
Value - Sweep Money Fund (Note 7)	51,731,077
Total value of investments	560,964,406
Cash	166,438
Restricted cash (Note 1d)	1,490,000
Foreign currency, at value (cost $609,795)	610,356
Receivables:	
Capital shares sold	271,131
Interest	8,120,417
Unrealized appreciation on forward exchange contracts	296,421
Unrealized appreciation on unfunded commitments (Note 11)	11,549
Other assets	247
Total assets	571,930,965
Liabilities:	
Payables:	
Investment securities purchased	814,878
Capital shares redeemed	135,284
Management fees	517,867
Administrative fees	4,284
Transfer agent fees	5,052
Custodian fees (Note 4)	62,698
Due to brokers	1,490,000
Deferred tax	36,196
Accrued expenses and other liabilities	70,606
Total liabilities	3,136,865
Net assets, at value	$568,794,100
Net assets consist of:	
Paid-in capital	$569,416,497
Undistributed net investment income	10,875,189
Net unrealized appreciation (depreciation)	(12,281,584)
Accumulated net realized gain (loss)	783,998
Net assets, at value	$568,794,100
Shares outstanding	47,179,420
Net asset value and maximum offering price per share	$12.06

18 | The accompanying notes are an integral part of these consolidated financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these consolidated financial statements. | 19

Franklin Global Trust

Consolidated Financial Statements *(continued)*

Consolidated Statements of Changes in Net Assets

	Franklin Templeton Emerging Market Debt Opportunities Fund	
	Year Ended July 31,	
	2013	2012
Increase (decrease) in net assets:		
Operations:		
Net investment income	$ 36,206,144	$ 32,750,317
Net realized gain (loss) from investments and foreign currency transactions	(2,775,895)	13,343,501
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(2,904,529)	(27,819,005)
Net increase (decrease) in net assets resulting from operations	30,525,720	18,274,813
Distributions to shareholders from:		
Net investment income	(36,492,888)	(26,099,364)
Net realized gains	(7,059,575)	(6,014,072)
Total distributions to shareholders	(43,552,463)	(32,113,436)
Capital share transactions (Note 2)	117,106,746	77,665,427
Net increase (decrease) in net assets	104,080,003	63,826,804
Net assets:		
Beginning of year	464,714,097	400,887,293
End of year	$568,794,100	$464,714,097
Undistributed net investment income included in net assets:		
End of year	$ 10,875,189	$ 28,236,867

20 | The accompanying notes are an integral part of these consolidated financial statements. | Annual Report

Franklin Global Trust

Notes to Consolidated Financial Statements

Franklin Templeton Emerging Market Debt Opportunities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of five separate funds. The Franklin Templeton Emerging Market Debt Opportunities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair

Annual Report | 21

Franklin Global Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

22 | Annual Report

Franklin Global Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Consolidated Statement of Assets and Liabilities. Realized

Annual Report | 23

Franklin Global Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At July 31, 2013, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

At July 31, 2013, the Fund received $304,442 in U.S. Treasury Notes as collateral for derivatives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

24 | Annual Report

Franklin Global Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 12 regarding other derivative information.

d. Restricted Cash

At July 31, 2013, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

e. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender, and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f. Credit-Linked Notes

The Fund purchases credit-linked notes. Credit-linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the movement in the value of the currency of the underlying reference asset relative to the credit-linked note, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

Annual Report | 25

Franklin Global Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Investment in Alternative Strategies (FT) Ltd. (FT Subsidiary)

The Fund invests in certain financial instruments, warrants or commodities through its investment in FT Subsidiary. The FT Subsidiary is a Cayman Islands exempted liability company, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At July 31, 2013, the FT Subsidiary’s investments as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated. At July 31, 2013, the net assets of the FT Subsidiary were $25,666,010, representing 4.51% of the Fund’s consolidated net assets. The Fund’s investment in the FT Subsidiary is limited to 25% of consolidated assets.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of July 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included

26 | Annual Report

Franklin Global Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Security Transactions, Investment Income, Expenses and Distributions (continued)

in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Consolidated Statement of Operations.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report | 27

Franklin Global Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Emerging Market Debt Opportunities Fund

2. Shares of Beneficial Interest

At July 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended July 31,			
	2013		2012	
	Shares	Amount	Shares	Amount
Shares sold	13,957,136	$174,299,505	15,878,146	$ 191,788,562
Shares issued in reinvestment of distributions	3,269,155	39,622,164	2,567,206	28,881,071
Shares redeemed	(7,748,665)	(96,814,923)	(12,063,276)	(143,004,206)
Net increase (decrease)	9,477,626	$117,106,746	6,382,076	$ 77,665,427

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FTIML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $500 million
0.900%	Over $500 million, up to and including $1 billion
0.850%	In excess of $1 billion

Effective May 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreements do not exceed the aggregate fees that were paid under each of the separate agreements.

28 | Annual Report

Franklin Global Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Emerging Market Debt Opportunities Fund

3. Transactions with Affiliates *(continued)*

a. Management Fees *(continued)*

Prior to May 1, 2013, the Fund paid fees to FTIML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	In excess of $1 billion

Effective February 28, 2013, the FT Subsidiary pays an investment management fee to FTIML based on the average daily net assets of the FT Subsidiary as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	In excess of $1 billion

Management fees paid by the Fund are reduced on assets invested in FT Subsidiary, in an amount not to exceed the management fees paid by FT Subsidiary.

Under a subadvisory agreement, FT Institutional, an affiliate of FTIML, provides subadvisory services to the Fund. The subadvisory fee is paid by FTIML based on the average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Effective May 1, 2013, under an agreement with FTIML, FT Services provides administrative services to the Fund. The fee is paid by FTIML based on the average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2013, the Fund paid administrative fees to FT Services of 0.20% per year of the average daily net assets of the Fund.

Effective February 28, 2013, the FT Subsidiary pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the FT Subsidiary. Administrative and management fees paid by the Fund were reduced on assets invested in the FT Subsidiary, in an amount not to exceed the administrative fees paid by the FT Subsidiary.

Annual Report | 29

Franklin Global Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Emerging Market Debt Opportunities Fund

3. Transactions with Affiliates *(continued)*

c. Transfer Agent Fees

The Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties.

For the year ended July 31, 2013, the Fund paid transfer agent fees of $41,462, of which $41,264 was retained by Investor Services.

d. Waiver and Expense Reimbursements

FTIML and FT Services have contractually agreed in advance to waive or limit their fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding acquired fund fees and expenses) do not exceed 1.00% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2013.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2013, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At July 31, 2013, the Fund deferred post-October capital losses of $1,065,964.

The tax character of distributions paid during the years ended July 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from:		
Ordinary income	$41,226,135	$27,406,932
Long term capital gain	2,326,328	4,706,504
	$43,552,463	$32,113,436

30 | Annual Report

Franklin Global Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Emerging Market Debt Opportunities Fund

5. Income Taxes *(continued)*

At July 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$566,194,661
Unrealized appreciation	$ 30,045,362
Unrealized depreciation	(35,275,617)
Net unrealized appreciation (depreciation)	$ (5,230,255)
Undistributed ordinary income	$ 16,109,830

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and commodity-based derivatives.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2013, aggregated $229,554,426 and $146,291,571, respectively.

7. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. Credit Risk and Defaulted Securities

At July 31, 2013, the Fund had 67.38% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Annual Report | 31

Franklin Global Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Emerging Market Debt Opportunities Fund

8. Credit Risk and Defaulted Securities *(continued)*

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At July 31, 2013, the aggregate value of these securities was $12,725,429, representing 2.24% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Consolidated Statement of Investments.

9. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At July 31, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount*/ Units	Issuer	Acquisition Dates	Cost	Value
3,699,833	Global Distressed Alpha Fund III LP	10/11/12	$3,874,972	$3,758,772
4,250,000 DEM	NK Debt Corp., 144A, zero cpn., 3/12/20	6/19/07 - 10/14/08	723,263	138,745
18,000,000 DEM	NK Debt Corp., Reg S, zero cpn., 3/12/20	1/25/11 - 6/06/11	2,023,663	587,624
2,000,000 CHF	NK Debt Corp., Reg S, zero cpn., 3/12/20	6/17/11	388,830	103,694
	Total Restricted Securities (Value is 0.81% of Net Assets)		$7,010,728	$4,588,835

*In U.S. dollars unless otherwise indicated.

32 | Annual Report

Franklin Global Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Emerging Market Debt Opportunities Fund

11. Unfunded Commitments

The Fund enters into certain agreements, all or a portion of which may be unfunded. The Fund may be obligated to fund these commitments at a future date. Funded portions of agreements are presented on the Consolidated Statement of Investments.

At July 31, 2013, unfunded commitments through its investment in the FT Subsidiary were as follows:

Borrower	Unfunded Commitment
Global Distressed Alpha Fund III LP	$725,028

Unfunded commitments and funded portions of agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations.

12. Other Derivative Information

At July 31, 2013, the Fund's investments in derivative contracts are reflected on the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives	
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value Amount	Consolidated Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Investments, at value / Unrealized appreciation on forward exchange contracts	$1,635,198	Unrealized depreciation on forward exchange contracts	$ —

For the year ended July 31, 2013, the effect of derivative contracts on the Fund's Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	$(3,706,664)	$(5,256,244)

Annual Report | 33

Franklin Global Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

12. OTHER DERIVATIVE INFORMATION (continued)

For the year ended July 31, 2013, the average month end market value of derivatives represented 0.86% of average month end net assets. The average month end number of open derivative contracts for the year was 7.

See Note 1(c) regarding derivative financial instruments.

13. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participated in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of FTIML. For the year ended July 31, 2013, the Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the Fund is noted in the Consolidated Statement of Operations. At July 31, 2013, 21.49% of the Fund’s outstanding shares were held by one or more of the Allocator Funds. Effective May 1, 2013, the SSA was discontinued until further notice and approval by the Board.

14. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Consolidated Statement of Operations. During the year ended July 31, 2013, the Fund did not use the Global Credit Facility.

34 | Annual Report

Franklin Global Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Emerging Market Debt Opportunities Fund

15. Fair Value Measurements

A summary of inputs used as of July 31, 2013, in valuing the Fund's assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:				
Investments in Securities:				
Warrants	$ —	$ 21,754,219	$ —	$ 21,754,219
Quasi-Sovereign and Corporate Bonds	—	126,769,085	7,828,000	134,597,085
Loan Participation Notes	—	49,620,090	4,051,496	53,671,586
Credit-Linked Notes	—	8,044,956	—	8,044,956
Foreign Government and Agency Securities	—	274,760,906	3,145,123	277,906,029
Private Limited Partnership Fund	—	—	3,758,772	3,758,772
Options Purchased	—	1,338,777	—	1,338,777
Short Term Investments	51,731,077	8,161,905	—	59,892,982
Total Investments in Securities	$51,731,077	$490,449,938	$18,783,391	$560,964,406
Forward Exchange Contracts	—	296,421	—	296,421
Private Limited Partnership Fund – Unfunded Commitment	—	—	11,549	11,549

Annual Report | 35

36 | Annual Report

Franklin Global Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Emerging Market Debt Opportunities Fund

15. Fair Value Measurements *(continued)*

Significant unobservable valuation inputs developed by the VLOC for material Level 3 investments and impact to fair value as a result of changes in unobservable valuation inputs as of July 31, 2013, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount/Range	Impact to Fair Value if Input Increases[a]
Assets:					
Investments in Securities:					
Quasi-Sovereign and Corporate Bonds	$ 7,828,000	Discounted Cash Flow Model	Free Cash Flow	122.3 (mil)	Increase[b]
		Market Comparables	Discount for lack of marketability	20%	Decrease[c]
Loan Participation Notes	4,051,496	Consensus Pricing	Weighted average of offered quotes	$58.00 - $64.78	Increase[c]
Foreign Government and Agency Securities	3,145,123	Consensus Pricing	Weighted average of offered quotes	$58.00 - $64.78	Increase[c]
		Market Comparables	Discount for lack of marketability	20%	Decrease[c]
Private Limited Partnership Fund	3,758,772	Discounted Cash Flow Model	Free Cash Flow	$112.1 (mil)	Increase[b]
Private Limited Partnership Fund – Unfunded Commitment	11,549		Cost of Equity Capital	20%	Decrease[c]
		Market Comparables	Discount for lack of marketability	30%	Decrease[c]
Total	$18,794,940				

[a]Represents the directional change in the fair value of the Level 3 investments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

[b]Represents a significant impact to fair value and net assets.

[c]Represents a significant impact to fair value but not net assets.

16. New Accounting Pronouncements

Annual Report | 37

Franklin Global Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Emerging Market Debt Opportunities Fund

16. New Accounting Pronouncements *(continued)*

17. Subsequent Events

Abbreviations

Counterparty

CITI - Citibank N.A.
GSCO - The Goldman Sachs Group, Inc.
RBCCM - Royal Bank of Canada

Currency

BRL - Brazilian Real
CHF - Swiss Franc
CLP - Chilean Peso
CRC - Costa Rican Colon
DEM - Deutsche Mark
DOP - Dominican Peso
EUR - Euro
GHS - Ghanaian Cedi
JPY - Japanese Yen
MXN - Mexican Peso
NGN - Nigerian Naira
RSD - Serbian Dinar
RUB - Russian Ruble
TRY - Turkish Lira
UAH - Ukraine Hryvnia
UGX - Ugandan Shilling
UYU - Uruguayan Peso
ZAR - South African Rand

Selected Portfolio

FRN - Floating Rate Note
PIK - Payment-In-Kind
PTN - Pass-through Note

38 | Annual Report

Franklin Global Trust

Report of Independent Registered Public Accounting Firm

Franklin Templeton Emerging Market Debt Opportunities Fund

To the Board of Trustees and Shareholders of

The Franklin Templeton Emerging Market Debt Opportunities Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of The Franklin Templeton Emerging Market Debt Opportunities Fund (the “Fund”) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2013

Annual Report | 39

Franklin Global Trust

Tax Information (unaudited)

Franklin Templeton Emerging Market Debt Opportunities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $2,326,328 as a long term capital gain dividend for the fiscal year ended July 31, 2013.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $4,733,247 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2013.

At July 31, 2012, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 14, 2012, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source income as reported by the Fund, to shareholders of record.

Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Qualified Dividends Per Share
$0.0005	$0.9039	$0.0000

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.[1]

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.[1]

40 | Annual Report

Franklin Global Trust

Tax Information (unaudited) (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

By mid-February 2014, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2013. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2013 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

Annual Report | 41

42 | Annual Report

Annual Report | 43

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	149	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.				
****Rupert H. Johnson, Jr. (1940)** One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since June 2013	139	None
Principal Occupation During at Least the Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.				
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 47 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

44 | Annual Report

Annual Report | 45

46 | Annual Report

Franklin Global Trust

Shareholder Information

Franklin Templeton Emerging Market Debt Opportunities Fund

Board Review of Investment Management Agreement

At a meeting held February 26, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust, including Franklin Templeton Emerging Market Debt Opportunities Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared a Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s

Annual Report | 47

Franklin Global Trust

Shareholder Information (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

Board Review of Investment Management Agreement (continued)

opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of

48 | Annual Report

Franklin Global Trust

Shareholder Information (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

Board Review of Investment Management Agreement (continued)

the largest share class of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2012, and for additional periods ended that date depending on when the Fund commenced operations. The performance universe for the Fund consisted of the Fund and all retail and institutional emerging markets debt funds as selected by Lipper. The Lipper report showed the total return of the Fund’s only share class to be in the second-lowest performing quintile of such Lipper performance universe for 2012, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three-year period and second-lowest performing quintile of such universe for the previous five-year period. The Board discussed the Fund’s performance with management and noted that the Fund’s total returns as shown in the Lipper report for 2012 and the annualized previous three-year period were in excess of 17% and 10%, respectively, and that the Lipper report showed the Fund’s total return to be in the highest or second-highest performing quintile of its performance universe for two of the past five years. Based on such discussion and observations, the Board believed the Fund’s performance as shown in the Lipper report to be acceptable and did not warrant any immediate change in portfolio management.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of the share class, or dominant share class of a Fund having multiple share classes, with those of a comparative share class within a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the Fund as being part of the management fee. The contractual management fee rate and actual total expense ratio for the Fund were both the highest within its Lipper expense group. The Board found the expenses of such Fund to be acceptable, however, noting that they were being subsidized by management and that its actual total expense ratio was less than 16 basis points higher than the median of its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services

Annual Report | 49

Franklin Global Trust

Shareholder Information (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

Board Review of Investment Management Agreement (continued)

to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, and taking into account the fact that the expenses of the Fund were being subsidized through fee waivers, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fee structure under the investment management agreement for the Fund contains breakpoints that continue to asset levels that exceed the present size of the Fund. The Board believed that to the extent economies of scale may be realized in the

50 | Annual Report

Franklin Global Trust

Shareholder Information (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

Board Review of Investment Management Agreement (continued)

management of the Fund there was a sharing of benefits with such Fund and its shareholders while questioning whether economies of scale did in fact exist given the size of the Fund and the fact that expenses were being subsidized by management.

In addition to its investment management agreement, the Fund is provided administrative services under a separate administrative agreement at a fixed fee of 20 basis points. At the February 26, 2013, Board meeting, the Board eliminated the separate agreement and approved a new form of investment management agreement for the Fund combining the furnishing of investment advisory and administrative services into a single agreement. In approving the new form of investment management agreement, the Board took into account the fact that the types of services and aggregate fee, including breakpoints, would be the same as provided under the previous separate agreements and that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee. The Board also noted that combining the services under the new form of investment management agreement would have no impact on management’s existing subsidization of expenses through fee waivers.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Annual Report | 51

Franklin Global Trust

Shareholder Information (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

52 | Annual Report

FRANKLIN TEMPLETON INSTITUTIONAL

Annual Report

Franklin Templeton Emerging Market Debt Opportunities Fund

Investment Manager
Franklin Templeton Investment Management Limited

Subadvisor
Franklin Templeton Institutional, LLC

Distributor
Franklin Templeton Distributors, Inc.

Franklin Templeton Institutional Services
(800) 321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

699 A 09/13

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. **Principal Accountant Fees and Services.**

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $218,560 for the fiscal year ended July 31, 2013 and $221,530 for the fiscal year ended July 31, 2012.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $7,700 for the fiscal year ended July 31, 2013 and $50,000 for the fiscal year ended July 31, 2012. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $5,000 for the fiscal year ended July 31, 2013 and $426 for the fiscal year ended July 31, 2012. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and reviewing amortization and accretion matters.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than services reported in paragraphs (a)-(c) of Item 4 were $69,053 for the fiscal year ended July 31, 2013 and $170,231 for the fiscal year ended July 31, 2012. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process. Other services include compliance examination for Investment Advisor Act rule 204-2 and 206-4(2). And foreign assets under management certification review.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $81,753 for the fiscal year ended July 31, 2013 and $220,657 for the fiscal year ended July 31, 2012.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) **Evaluation of Disclosure Controls and Procedures.** The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) **Changes in Internal Controls**. There have been no changes in the Registrant's internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GLOBAL TRUST

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date September 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the